                                   CREDIT AGREEMENT


          CREDIT AGREEMENT, dated as of March 1, 1996, between ONE LIBERTY PROPERTIES, INC., a Maryland corporation having its principal office at 60 Cutter Mill Road, Great Neck, New York 11021 (the "Borrower"), and BANK LEUMI TRUST COMPANY OF NEW YORK, a New York banking corporation having an office at 562 Fifth Avenue, New York, New York 10017 (the "Bank").

                                   R E C I T A L S:

          The Borrower desires the Bank, and the Bank is willing, subject to and upon the terms and conditions set forth herein, to make "Revolving Loans" (as hereinafter defined) in the aggregate principal amount not in excess of $5,000,000 at any time outstanding. Accordingly, the Borrower and the Bank hereby agree as follows:

          SECTION I. DEFINITIONS AND ACCOUNTING TERMS.

          1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

          "AFFILIATE" shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any specified Person, shall mean the power to direct or cause the direction of the actions, management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and whether or not such power is actually exercised.

          "AGREEMENT" shall mean this Credit Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

          "BANK" shall mean Bank Leumi Trust Company of New York.

          "BORROWER" shall mean One Liberty Properties, Inc., a Maryland corporation.

          "BORROWING NOTICE"-shall have the meaning set forth in Section 2.1.2 hereof.

          "BUSINESS DAY" shall mean any day on which the Bank is not closed (as required or permitted by law or otherwise).

          "CASH EQUIVALENTS" shall mean:

               (i) demand deposits at, or certificates of deposit in dollars of, any Institutional Lender;

               (ii) any security issued or guaranteed as to principal and interest by the United States, or by a person controlled or supervised and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States;

               (iii) investments in money market mutual funds having assets in excess of $2,500,000,000;

               (iv) commercial paper at the time of acquisition having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investor Service, Inc.;

               (v) federally tax exempt securities rated A or better by either Standard & Poor's Corporation or Moody's Investor Service, Inc.; and

               (vi) investments in the stock of any Subsidiary; provided that prior to the making of such investment the Borrower and such Subsidiary shall have complied in all respects with the provisions of
          Section 5.12 of this Agreement;

PROVIDED that, in each case mentioned in (i), (ii), (iv) and (v) above, such obligations shall mature not more than one year from the date of acquisition thereof.

          "CASH FLOW" shall mean, with respect to any specified period, the excess (if any) of the cash gross revenues actually received by the Borrower from the operation of its businesses during such period over the cash operating expenses of the Borrower actually paid with respect to its businesses during such period.

          "COLLATERAL" shall mean that property of the Borrower or a Subsidiary in which the Bank has been or shall hereafter be granted a lien or security interest under the Security Agreement of the Borrower or such Subsidiary.

          "COMMITMENT AMOUNT" shall mean, as to any Lender, the aggregate outstanding principal amount of Revolving Credit Loans such Lender is obligated, under the Lender Credit Agreement between such Lender and the Borrower, to advance to the Borrower. The Commitment Amount of the Bank is $5,000,000.

          "CONSOLIDATED" shall mean, in respect of any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP for the Person and all consolidated Subsidiaries thereof.

          "DEFAULT" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

          "DEFICIENCY FEE AGREEMENT" shall have the meaning set forth in Section
3.1.5 hereof.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

          "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) which together with the Borrower would be treated as a single employer under Section 4001 (b)(1) of ERISA.

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 7.1 hereof.

          "EXISTING SUBSIDIARIES" shall have the meaning set forth in Section
4.1 hereof.

          "EXPIRATION DATE" shall mean February 28, 1999; provided, however, that if the Borrower duly exercises the Extension Option as provided in Section 2.3, then the Expiration Date shall mean February 29, 2000.

          "EXTENSION OPTION" shall have the meaning set forth in Section 2.3 hereof.

          "EXTENSION FEE" shall have the meaning set forth in Section 2.2.2 hereof.

          "FACILITY FEE" shall have the meaning set forth in Section 2.2.1 hereof.

          "FINAL YEAR" shall mean the period which commences on March 1, 1999 and ends February 29, 2000.

          "FINANCING AGREEMENTS" shall mean the following agreements and instruments (as such agreements and instruments may be hereafter amended, modified or supplemented in accordance with their respective terms): (i) the Security Agreements, (ii) the Note, (iii) the Guarantees, (iv) the Deficiency Fee Agreement, and (v) any other supplementary security agreements or other collateral documents now or hereafter delivered to the Bank by the Borrower or any Subsidiary.

          "GAAP" means generally accepted accounting principles applied on a consistent basis.

          "GUARANTEES" shall have the meaning set forth in Section 2.8 hereof.

          "INDEBTEDNESS" shall mean (i) any obligation or liability for the payment of borrowed money or for the deferred purchase price of property or services (including trade obligations), (ii) obligations under any lease required to be capitalized under GAAP, (iii) obligations under letters of credit, (iv) obligations under acceptance facilities, (v) current liabilities in respect of unfunded vested benefits under Plans covered by.ERISA, (vi) any liabilities secured by any mortgage, pledge, lien or security interest existing on property owned or acquired, whether or not such liability shall have been assumed, and (vii) all obligations, guarantees, endorsements (other than endorsements of checks or other negotiable instruments for collection or deposit in the ordinary course of business) and other contingent obligations in respect of the obligations of others.

          "INSTITUTIONAL LENDER" shall mean (i) the Bank and any of its Affiliates, and (ii) any other savings bank, savings and loan association, commercial bank or trust company, insurance company, or any holding or service company of any of the foregoing, in each case having capital of not less than $40,000,000 and authorized to do business in the United States.

          "INTERCREDITOR AGREEMENT" shall have the meaning set forth in Section 3.1.8 hereof.

          "LENDER" shall mean the Bank and each of the Other Lenders.

          "LENDER CREDIT AGREEMENTS" shall mean this Agreement and each of the Other Lender Credit Agreements.

          "MANDATORY PREPAYMENT EVENT" shall mean any of the following events:

               (i) the sale, conveyance, exchange, leasing (other than leasing in the ordinary course) or other disposition by the Borrower or any Subsidiary of any Property or the sale, conveyance, exchange or other disposition by the Borrower or any Subsidiary of any Mortgage Note and/or Mortgage;

               (ii) the prepayment of any Mortgage Note or the payment of the principal balance due thereunder upon its stated maturity or following an acceleration thereof;

               (iii) the issuance by the Borrower or any Subsidiary of any of its securities (other than (x) the issuance of securities to employees of the Borrower or any such Subsidiary, (y) the issuance by any Subsidiary of its securities to the Borrower, or (z) securities issuable to the holders of the preferred stock of the Borrower upon any conversion thereof); and

               (iv) the incurrence by the Borrower or any Subsidiary of any Indebtedness which is secured, in whole or in part, by a Property; provided, however, that in the case of any refinancing of any existing Indebtedness on such Property, only to the extent the Indebtedness exceeds the principal amount being refinanced.

          "MORTGAGE" shall have the meaning set forth in the Security Agreement of the Borrower.

          "MORTGAGE NOTE" shall have the meaning set forth in the Security Agreement of the Borrower.

          "MORTGAGED PROPERTY" shall have the meaning set forth in the Security Agreement.

          "MULTIEMPLOYER PLAN" shall mean a Plan described in Section 4001(a)(3) of ERISA which covers employees of the Borrower or any ERISA Affiliate.

          "NET PROCEEDS" shall mean, with reference to any Mandatory Prepayment Event, the aggregate proceeds received by the Borrower or a Subsidiary (as the case may be) in cash with respect to such Mandatory Prepayment Event less the costs incurred by Borrower or such Subsidiary (as the case may be) to consummate such Mandatory Prepayment Event, including attorney's fees, accounting fees, title fees, brokerage fees and other similar expenses paid by the Borrower or such Subsidiary (as the case may be); provided, however, that any costs paid by the Borrower or such Subsidiary (as the case may be) to itself, any Affiliate of the Borrower or such Subsidiary (as the case may be) or to any employee of the Borrower or such Subsidiary shall not be deductible in determining Net Proceeds.

          "NET WORTH" shall mean the excess of Consolidated total assets over total Consolidated liabilities of the Borrower, Consolidated total assets and total Consolidated liabilities each to be determined as to both classification of items and amounts in accordance with GAAP; provided that there shall be excluded from Consolidated total assets (i) all assets which would be classified as intangible assets under GAAP, including, but not limited to, goodwill, organization expense and deferred charges (ii) cash set apart and held in a sinking or other analogous fund established for the purposes of redemption or other retirement of capital stock, (iii) any revaluation or other write-up in book value of assets subsequent to December 31, 1994, and (iv) amounts due to the Borrower or any Subsidiary from any of the officers, directors or employees of the Borrower or such Subsidiary.

          "NOTE" shall have the meaning set forth in Section 2.1.2 hereof.

          "OBLIGATIONS" means all obligations, liabilities and indebtedness of the Borrower or any Subsidiary to the Bank, whether now existing or hereafter created, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, all obligations, liabilities and indebtedness of the Borrower or any Subsidiary with respect to the Revolving Loans, and the payment and performance of all other obligations, liabilities, and indebtedness of the Borrower or any Subsidiary to the Bank hereunder, under any one or more of the Financing Agreements, including, without limitation, all fees, costs, expenses and indemnity obligations hereunder or thereunder.

          "OTHER LENDER" shall mean each Institutional Lender (other than the Bank) which enters into an Other Lender Credit Agreement with the Borrower.

          "OTHER LENDER CREDIT AGREEMENT" shall mean the credit agreement or other financing documents between the Borrower and each Other Lender which (i) provides for the extension of Other Revolving Loans by such Other Lender to the Borrower, and (ii) satisfies the conditions set forth in Section 2.5 hereof.

          "OTHER REVOLVING LOANS" shall mean cash advances made by an Other Lender under the Other Lender Credit Agreement of such Other Lender.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

          "PERSON" shall mean an individual, partnership, joint venture, firm, corporation, trust, or other business or legal entity.

          "PLAN" shall mean any employee benefit plan as defined in Section 3(2) of ERISA.

          "PRO RATA SHARE" shall mean, with respect to any Lender, as at any date at which the same is to be determined, the percentage obtained by dividing
(i) such Lender's Commitment Amount at such time by (ii) the Total Commitment Amount.

          "PROHIBITED TRANSACTION" shall mean any transaction set forth in
Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

          "PROPERTY" shall mean any real property in which the Borrower or any Subsidiary has acquired fee title, including, without limitation, investments in residential, commercial and mixed-use real property.

          "REFERENCE RATE,, shall mean the rate of interest designated by the Bank, and in effect from time to time, as its "Reference Rate", adjusted when said Reference Rate changes.

          "REPORTABLE EVENT",shall mean any of the events set forth in Section 4043 of ERISA.

          "REVOLVING CREDIT LOANS" shall mean the Revolving Loans and the Other Revolving Loans.

          "REVOLVING LOANS" shall have the meaning set forth in Section 2.1.1 hereof.

          "SECURITY AGREEMENTS" shall have the meaning set forth in Section 2.7 hereof.

          "SUBSIDIARY" means, as to the Borrower, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by the Borrower.

          "TOTAL COMMITMENT AMOUNT" shall mean, as at any date at which the same is to be determined, the sum of the Commitment Amounts at such time of all of the Lenders, the aggregate of which shall not exceed $15,000,000.

          1.2 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.10, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

          SECTION II.  FINANCING.

          2.1   REVOLVING CREDIT FACILITY.

               2.1.1 REVOLVING LOANS. Subject to and upon the terms and conditions of this Agreement, the Bank agrees to make cash advances (each a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower at any time and from time to time from the date hereof to, but not including, the Expiration Date; provided, however, that the aggregate principal sum of (i) the Revolving Loans outstanding at any time shall in no event exceed $5,000,000, and
(ii) the Revolving Credit Loans outstanding at any time shall in no event exceed $15,000,000. The Borrower may borrow, repay and reborrow Revolving Loans as provided in this Agreement; provided, however, that the Borrower shall not be entitled to borrow Revolving Loans on more than two (2) occasions each month. Each Revolving Loan shall be in the minimum principal sum of $200,000 or in integral multiples of $10,000 in excess thereof.

               2.1.2 BORROWING NOTICE. The Borrower shall give the Bank notice of each proposed borrowing of Revolving Loans, not later than 11:00 a.m., New York City time, at least one (1) Business Day before such proposed Revolving Loan borrowing. The notice of borrowing shall specify (i) the date of such borrowing (which shall be a Business Day), (ii) the amount thereof (which shall be in accordance with the provisions of this Agreement), (iii) the bank account to be credited with the proceeds of such Revolving Loan, and (iv) shall otherwise be in the form of Exhibit B hereto (the "Borrowing Notice"). Each Notice of Borrowing shall be effective upon receipt and shall irrevocably commit the Borrower to borrow in accordance with the terms of this Agreement.

               2.1.3. REVOLVING CREDIT NOTE. Concurrently with the execution and delivery of this Agreement, the Borrower shall evidence its obligation to pay the principal of and interest on the Revolving Loans by executing and delivering to the Bank a promissory note in the principal sum of $5,000,000 in the form annexed hereto as Exhibit A (the "Note"). Except as otherwise provided in this Agreement, the outstanding principal balance of each Revolving Loan shall mature and be due and payable on the Expiration Date.

               2.1.4. RATES OF INTEREST. (i) Except as provided in Section 2.1.4(ii), the outstanding principal balance of each Revolving Loan shall bear interest until maturity (whether by acceleration or otherwise) at a rate per annum of one-half of one percent (0.50'5) in excess of the Reference Rate, which rate per annum shall change as and when the Reference Rate shall change. Interest on Revolving Loans shall be calculated on the basis of the actual days elapsed on a year of 360 days.

                         (ii) Upon the occurrence and during the continuance of
an Event of Default, the Borrower shall pay on demand interest, to the extent permitted by applicable law, on the outstanding principal balance of the Revolving Loans, at a rate per annum equal to three (3%) percent per annum above the rate set forth in Section 2.1.4(i).

                2.1.5 INTEREST PAYMENTS. Interest in respect of the aggregate principal amount of all Revolving Loans outstanding from time to time during each calendar month shall be payable monthly in arrears on the first Business Day of the following calendar month, at maturity and at the time of any prepayment of principal to the extent accrued on the principal amount prepaid.

          2.2  FEES.

               2.2.1 FACILITY FEE. Concurrently with the execution and delivery of this Agreement, the Borrower shall pay to the Bank a facility fee (the "Facility Fee") of $50,000, of which $25,000 has already been received by the Bank.

               2.2.2 EXTENSION 0PTION FEE. In the event the Borrower exercises the Extension Option, then the Borrower shall pay to the Bank a fee (the "Extension Option Fee") of $12,500, payable in full at the time the Borrower provides notice of its intention to exercise the Extension option in accordance with Section 2.3 hereof.

          2.3 EXTENSION OPTION. The Borrower may, at its option, extend the date of maturity of the Revolving Loans from February 28, 1999 to February 29, 2000 by giving notice of exercise of such option (the "Extension Option") to the Bank not later than November 1, 1998 but not before March 1, 1998; provided that
(i) at the time of exercise of the Extension Option, no Default or Event of Default shall then exist, and (ii) the Borrower shall pay to the Bank the Extension Fee concurrently with giving such notice. Upon the satisfaction of the foregoing conditions, the maturity date of the Revolving Loans shall be so extended, provided that prior to February 28, 1999 the Borrower shall have executed and delivered to the Bank an amendment to the Note, in form and substance satisfactory to the Bank, which appropriately extends the maturity date of the Note to February 29, 2000.

          2.4   PREPAYMENT OF REVOLVING LOANS.

               2.4.1 OPTIONAL. The Borrower shall have the right to prepay the outstanding principal sum of the Revolving Loans in whole at any time or in part from time to time (but if in part, in the minimum principal amount of $100,000) in each case upon not less than one (1) Business Day prior notice to the Bank, without penalty or premium.

               2.4.2 MANDATORY. (i) In the event that the aggregate principal sum of the Revolving Loans shall ever exceed $5,000,000, the Borrower shall make a prepayment of the Revolving Loans, on demand, in an amount equal to such excess.

               (ii) Immediately upon the occurrence of a Mandatory Prepayment Event there shall become due and payable on the Revolving Loans an amount equal to the product of (1) the Net Proceeds of the Mandatory Prepayment Event, multiplied by (2) the Bank's Pro Rata Share of such Net Proceeds; provided that if at the time of such prepayment the provisions of Section 2.6(i) are then applicable to such prepayment, the amount of the prepayment due the Bank shall be computed and paid in accordance with the provisions of said Section 2.6(i).

               2.4.3 NOTICE OF PREPAYMENT. Prior to making any prepayment of the Revolving Loans or the Other Revolving Loans the Borrower shall notify the Bank of such prepayment and the amount thereof. The Borrower shall also supply the Bank with such evidence as the Bank may reasonably request evidencing the Borrower's compliance with the provisions of Section 2.6 with respect to such prepayment.

          2.5 OTHER LENDER CREDIT AGREEMENTS. Prior to entering into any Other Lender Credit Agreement, the Borrower shall provide the Bank with a correct and complete copy of such Other Lender Credit Agreement and all documents and instruments executed and delivered by the Borrower in connection therewith. Each such Other Lender Credit Agreement shall provide that, among other things,

                                   (i)       the aggregate principal amount at
                                             any time outstanding under the
                                             Lender Credit Agreements shall not
                                             exceed  $15,000,000;

                                   (ii)      except as provided in Section 2.6,
                                             all borrowings made by the Borrower
                                             at any  time under the Lender
                                             Credit Agreements  shall be made in
                                             proportion to the Pro Rata Share of
                                             each Lender of the Total
                                             Commitment Amount;

                                   (iii)     except as provided in Section 2.6,
                                             all payments and prepay-
                                             ments of principal of the Revolving
                                             Credit Loans made by the Borrower
                                             at any time under any Lender Credit
                                             Agreement shall be made in
                                             proportion to the Pro Rata Share of
                                             each Lender of the Total Commitment
                                             Amount; and

                                   (iv)      the Borrower shall be required to
                                             provide notice of proposed
                                             borrowings and prepayments to each
                                             Lender substantially as set forth
                                             in this Agreement.

          2.6 ADMINISTRATION OF LENDER CREDIT AGREEMENTS. The Borrower agrees to administer the Lender Credit Agreements so that all borrowings of Revolving Credit Loans and all payments of principal in respect of Revolving Credit Loans shall be made among the Lenders in proportion to their Pro Rata Share of the Total Commitment Amount; provided, however, that (i) if immediately prior to giving effect to any payment of principal amounts due a Lender in respect of Revolving Credit Loans, the aggregate principal amount of the Revolving Credit Loans shall not be in proportion to the Pro Rata Share of the Lenders in the Total Commitment Amount, then such payment shall be made to the Lenders in such manner as shall result, as nearly as practicable after giving effect to such payment, to the principal amount of outstanding Revolving Credit Loans held by each such Lender after such payment being in proportion to their Pro Rata Share of the Total Commitment Amount, and (ii) if the Borrower shall enter into an Other Lender Credit Agreement following the date hereof (the date of the initial borrowing under such Other Lender Credit Agreement, the "New Loan Date"), the Borrower shall borrow from such Other Lender and prepay the outstanding principal sum of the Revolving Credit Loans of the Bank and each Other Lender a party to a Revolving Credit Agreement prior to the New Loan Date, such amounts as shall be necessary so that after giving effect to such borrowing and prepayment the outstanding principal sum of the Revolving Credit Loans held by each Lender are in proportion to their Pro Rata Share of the Total Commitment Amount.

          2.7 SECURITY AGREEMENTS. Concurrently with the execution and delivery of this Agreement, the Borrower and each Existing Subsidiary shall grant a valid and perfected security interest to the Bank in their respective Collateral pursuant to a separate security agreement from each of them to the Bank, each such agreement dated as of even date herewith, in the form annexed hereto as Exhibit C (such security agreements, inclusive of any security agreement executed by a Subsidiary pursuant to Section 5.12, collectively, the "Security Agreements").

          2.8 GUARANTEES. Concurrently with the execution and delivery of this Agreement, each Existing Subsidiary shall unconditionally guarantee all of the Obligations of the Borrower to the Bank pursuant to a guarantee from each of them to the Bank, each such guarantee dated as of even date herewith, in the form annexed hereto as Exhibit D (such guarantees, inclusive of any guarantee delivered pursuant to Section 5.12, collectively, the "Guarantees").

          2.9 RIGHT TO DEBIT ACCOUNT. The Borrower authorizes (but shall not require) the Bank to debit any account maintained by the Borrower with the Bank, on any date on which a payment or fee is due hereunder or under any of the Financing Agreements, in an amount equal to any unpaid portion of such payment or fee.

     SECTION III.  CONDITIONS PRECEDENT.

          3.1 CONDITIONS TO THE MAKING OF REVOLVING LOANS. The obligation of the Bank to make the initial Revolving Loan to the Borrower is subject to the conditions precedent that:

               3.1.1 FINANCING AGREEMENTS. The Borrower and each Existing Subsidiary shall have executed and delivered to the Bank the Financing Agreements to be executed by it, and all other agreements, instruments and documents required or contemplated by this Agreement and the Financing Agreements.

               3.1.2 OPINION OF THE BORROWER'S COUNSEL. The Bank shall have received a written opinion of the Borrower's in-house counsel, dated as of even date herewith, in form and substance satisfactory to the Bank and its counsel.

               3.1.3 EVIDENCE OF CORPORATE ACTION; CERTIFICATE OF INCORPORATION AND BY-LAWS. The Bank shall have received (i) copies of all corporate action taken by the Borrower and each Existing Subsidiary to authorize the execution, delivery and performance of this Agreement and the Financing Agreements to be executed by it; (ii) a copy of the Borrower's and each Existing Subsidiary's Certificate of Incorporation, as amended to date; and (iii) a copy of the By-Laws of the Borrower and each Existing Subsidiary, as amended to date. All of the documents listed in subsections (i), (ii) and (iii) shall be certified by the Borrower's and each Existing Subsidiary's Secretary in a Certificate dated as of even date herewith.

               3.1.4 INSURANCE. The Bank shall have received correct and complete copies of all insurance policies of the Borrower and each Existing Subsidiary with endorsements wherein the Bank shall be named as a loss payee, in compliance with Section 5.2.2 hereof.

               3.1.5 DEFICIENCY FEE AGREEMENT. The Borrower shall have executed and delivered to the Bank the Bank's standard form of Deficiency Fee Agreement (the "Deficiency Fee Agreement") which provides for a Balance
Level (as defined therein) of $250,000.

               3.1.6 GRANT OF SECURITY INTEREST. The Borrower and each Existing Subsidiary shall have granted to the Bank, pursuant to the Security Agreements, a first priority security interest in their respective Collateral.

               3.1.7 DELIVERY OF DOCUMENTS AT THE CLOSING. The Borrower shall have delivered to the Bank the following documents: (i) originals of the Mortgage Notes and Mortgages together with an allonge to each Mortgage Note endorsing the same to the Bank and an assignment of each Mortgage by the Borrower to the Bank (with all documents and fees required to record said assignment); (ii) a policy of title insurance or endorsement to the Borrower's title insurance policy, with respect to each Mortgage, containing only such exceptions to title as are acceptable to the Bank, naming the Bank as mortgagee, as its interest may appear (along with the payment of the fee to be charged by the title company, if any, for providing such insurance coverage); (iii) a survey of the property encumbered by the Mortgage (the "Mortgaged Property);
(iv) a fire and hazard insurance policy for the Mortgaged Property naming the Bank as mortgagee, as its interest may appear; (v) a flood insurance policy for the Mortgaged Property if the same is in a special flood hazard area, naming the Bank as mortgagee, as its interest may appear, or a certificate or other evidence satisfactory to the Bank that the Mortgaged Property is not in a special flood hazard area; (vi) certificates of occupancy for the structures located on the Mortgaged Property; (vii) an estoppel certificate from the fee owner of the

Mortgaged Property in the form required by the Bank; and (viii) a letter of direction to the mortgagor under each Mortgage directing them to pay to the Bank, upon receipt of a notice from the Bank that a Default or an Event of Default has occurred, all payments of principal and interest due under the Mortgage and the Mortgage Note.

               3.1.8 INTERCREDITOR AGREEMENT. Each Other Lender (if any) shall have entered into an intercreditor agreement (the "Intercreditor Agreement") with the Bank in form and substance satisfactory to the Bank.

               3.1.9 ESTOPPEL CERTIFICATE. With respect to each Mortgage and Mortgage Note, the Bank shall have received from the mortgagor thereunder an estoppel certificate (a) confirming that (i) such Mortgage and Mortgage Note have not been modified except as disclosed therein; and (ii) the principal balance due thereunder and the interest rate and interest and principal payments required thereunder are substantially the same as the figures shown on Schedule
3.1.9 annexed hereto and made a part hereof, and (b) certifying that the mortgagor has no defenses, offsets or credits against its payment obligations under the Mortgage and Mortgage Note and no claims against the Borrower or any Subsidiary thereunder.

               3.1.10 PLEDGE OF STOCK OF EXISTING SUBSIDIARIES. Pursuant to the Security Agreement from the Borrower to the Bank, the Borrower shall have delivered to the Bank stock certificates accompanied by duly executed stock powers in blank for all of the issued and outstanding shares of capital stock of each Existing Subsidiary.

          3.2 ADDITIONAL PRECONDITIONS. As of the date of the making of any Revolving Loan to the Borrower, as a condition to the making of any Revolving
Loan:

               3.2.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or otherwise made to the Bank pursuant to this Agreement or any of the Financing Agreements shall be true, complete and correct.

               3.2.2 DEFAULT OR EVENT OF DEFAULT. There shall exist no Default or Event of Default.

               3.2.3 OTHER DOCUMENTS. The Bank and its counsel shall have received all information and copies of all documents, including records of Borrower's and each Subsidiary's corporate proceedings, which the Bank or its counsel may have reasonably requested in connection therewith, such documents where requested by the Bank or its counsel to be certified by appropriate corporate or governmental authorities.

               3.2.4 NO ADVERSE CHANGE. There shall have been no material adverse change in the operations, business, property or assets or in the condition (financial or otherwise) of the Borrower or any Subsidiary.

               3.2.5 NOTICE REQUIREMENTS; PRO RATA TREATMENT FOR BORROWINGS. The Bank shall have received a copy of each borrowing notice sent by the Borrower to each other Lender in connection with such proposed borrowing as contemplated by Section 2.6.

               3.2.6 INTERCREDITOR AGREEMENT. Each Other Lender (if any) shall have entered into the Intercreditor Agreement.

               3.2.7 REVIEW OF TERMS AND CONDITIONS OF PROPOSED ACQUISITIONS. The Bank shall have reviewed all of the material terms relating to the acquisition of the Property to be acquired with the proceeds of such Revolving Loan, including the latest drafts of any acquisition documents prepared therefor. The Bank shall have received projections with respect to the Property to be acquired with the proceeds of such Revolving Loan which reflect, in the first twelve (12) months following the acquisition, Cash Flow equal to not less than 9 1/2% of the purchase price of the Property being acquired (net of secured debt on the Property at the time of its purchase). Such projections shall be prepared in accordance with GAAP. Cash Flow for this purpose shall mean the excess of the cash gross revenues to be received by the Borrower during the twelve month period from the Property to be acquired less the cash operating expenses of the Borrower to be paid during such twelve month period relating to such Property.

               3.2.8 MORTGAGOR NOT IN DEFAULT. With respect to each Mortgage and Mortgage Note, the mortgagor thereunder shall not be in default under any of the material terms, conditions or covenants of such Mortgage or Mortgage Note.

          SECTION IV.  REPRESENTATIONS AND WARRANTIES.

          In order to induce the Bank to enter into this Agreement and to make the Revolving Loan hereunder, the Borrower represents and warrants to the Bank as follows:

          4.1 ORGANIZATION. The Borrower and each Subsidiary is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with perpetual corporate existence and has all requisite right, power and authority and all necessary licenses and permits to own and operate its assets and properties and to carry on its business as now conducted and as presently proposed to be conducted. The Borrower and each Subsidiary has qualified and is in good standing as a foreign corporation in each state or other jurisdiction where the nature of its business or the ownership or use of its property requires such qualification, except such jurisdictions, if any, in which the failure to be so qualified will not have a material and adverse effect on either the conduct of its business or the ownership of its properties. As of the date hereof, the Borrower has the Subsidiaries listed on Schedule 4.1 hereof (each an "Existing Subsidiary").

          4.2 AUTHORIZATION. The Borrower and each Subsidiary has all requisite legal right, power and authority to execute, deliver and perform the terms and provisions of this Agreement, the Financing Agreements executed by it and all other instruments and documents delivered by it pursuant hereto and thereto. The Borrower and each Subsidiary has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Financing Agreements executed by it and any other related agreements, instruments or documents delivered or to be delivered by the Borrower or such Subsidiary pursuant hereto and thereto. This Agreement, the Financing Agreements executed by the Borrower and each Subsidiary and all related agreements, instruments or documents delivered or to be delivered pursuant hereto or thereto constitute and will constitute legal, valid and binding obligations of the Borrower or such Subsidiary (as the case may be), enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          4.3 NO CONFLICTS. Neither the execution and delivery of this Agreement, the Financing Agreements, or any of the instruments and documents delivered or to be deliv-ered pursuant hereto or thereto, by the Borrower or any Subsidiary, nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof, will violate any law, statute or regulation, or any order, writ or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any Subsidiary is a party, or by which any of its respective properties may be bound or affected, or will result in the creation or imposition of any lien, charge or encumbrance upon any of their respective properties (except as contemplated hereunder or under the Financing Agreements) or will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any Subsidiary, as amended to date.

          4.4   COMPLIANCE AND OTHER AGREEMENTS.

               4.4.1 Neither the Borrower nor any Subsidiary is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party, or by which it or any of its properties may be bound or affected, except for such defaults which, individually or in the aggregate, will not have a material and adverse effect on the business, operations, property or assets or on the condition, financial or otherwise, of the Borrower or any Subsidiary.

               4.4.2 Neither the Borrower nor any Subsidiary is in default with respect to any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or authority, domestic or foreign, or in violation of any law, statute or regulation, domestic or foreign, to which it is, or any of its properties are, subject, except for such defaults or violations which, in the aggregate, will not have a material and adverse effect on the business, operations, property or assets or on the condition, financial or otherwise, of the Borrower or any Subsidiary.

               4.4.3 Neither the Borrower nor any Subsidiary is a party to or bound by, nor are any of their respective properties bound or affected by, any agreement, deed, lease or other instrument, or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award, or any law, statute, rule or regulation, any of which materially and adversely affects or in the future may (so far as the Borrower may now foresee) materially and adversely affect the business, operations, prospects, properties or assets, or the condition, financial or otherwise, of the Borrower or any Subsidiary.

          4.5 ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of the Borrower or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA; and neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

          4.6 INVESTMENT COMPANY. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          4.7 APPROVALS AND CONSENTS. All authorizations, consents, registrations, exemptions, approvals and licenses (governmental or otherwise) or the taking of any other action (including, without limitation, by the shareholders of the Borrower and each Subsidiary) which are required as a condition to the validity or enforceability of this Agreement, the Financing Agreements or any of the instruments or documents delivered or to be delivered pursuant hereto or thereto, have been effected or obtained and are in full force and effect.

          4.8 REGULATION U; SECURITIES EXCHANGE ACT OF 1934. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its more important activities, in the business of extending credit for the purpose of purchas-ing or carrying any margin stock (within the meaning of Regulation U or G of the Board of Governors (the "Board") of the Federal Reserve System). None of the proceeds of the Revolving Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Borrower nor any Subsidiary will take, nor will it permit any agent acting on its behalf to take, any action which might cause this Agreement or any of the Financing Agreements to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, in each case as in effect on the date hereof or as amended hereafter.

          4.9 USE OF FUNDS. The proceeds of the Revolving Loans shall be used to finance the acquisition by the Borrower of fee title to Properties.

          4.10 FINANCIAL STATEMENTS. The Borrower has heretofore delivered to the Bank the financial statements of the Borrower on a Consolidated basis for its fiscal year ended December 31, 1994, and for the six-month period ending June 30, 1995 (consisting of balance sheets and related statements of income, retained earnings, stockholders, equity and changes in cash flows for the fiscal year or period then ended, including the related schedules annexed thereto) which year-end financial statements were audited by Kenneth Leventhol & Co. (presently known as Ernst & Young LLP) independent certified public accountants. Such financial statements are correct and complete and were prepared in accordance with GAAP and present fairly the financial position and results of operations of the Borrower and each Subsidiary as of the dates of and for the periods involved. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrower or any Subsidiary as of the date of such financial statements which were not reflected therein or in the notes thereto in accordance with GAAP. There has been no material adverse change since June 30, 1995 in the business, operations, prospects, property or assets of the Borrower or any Subsidiary.

          4.11 TAXES. The Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed by it. Except as permitted by
Section 5.3 hereof, the Borrower and each Subsidiary has paid all taxes (including interest and penalties) as shown on such returns or any assessment or notice of tax claim or deficiency received by it to the extent that such taxes have become due. Neither the Borrower nor any Subsidiary has any knowledge of any proposed tax assessment against or affecting it and is otherwise obligated by any agreement, instrument or otherwise to contribute to the payment of taxes owed by any other Person.
All material tax liabilities are adequately provided for or reserved against on the books of the Borrower and each Subsidiary in accordance with GAAP.

               4.12       TITLE TO PROPERTIES/PRIORITY OF LIENS.

                    4.12.1 The Borrower and each Subsidiary has good and marketable title to, or valid leasehold interests in, all of the properties and assets reflected on the most recent of the financial statements delivered to the Bank pursuant to Section 4.10 or acquired by it after the date of such financial statement and prior to the date hereof, except for those properties and assets which have been disposed of since such date in the ordinary course of business. All such properties and assets are owned or leased by the Borrower or a Subsidiary free and clear of all mortgages, pledges, liens, security interests or charges of any kind, except (i) such as are disclosed on Schedule 4.12 hereto, (ii) such as are in favor of the Bank, and (iii) such as are permitted under the provisions of Section 6.2 hereof.

                    4.12.2 The liens and security interests granted to the Bank by the Borrower and each Subsidiary under the Security Agreements constitute valid and perfected liens and security interests in the Collateral covered thereby.

               4.13 LITIGATION. Except as set forth on Schedule 4.13, there are no actions, suits, investigations or administrative proceedings of or before any court, arbitrator or governmental authority, pending or, to Borrower's knowledge threatened, against the Borrower or any Subsidiary or any of their respective properties or assets which (i) either in any case or in the aggregate, if adversely determined, would materially and adversely affect the business, operations, prospects, properties or assets or the condition, financial or otherwise, of the Borrower or any Subsidiary, or (ii) question the validity or enforceability of this Agreement, the Financing Agreements, or any action to be taken in connection with the transactions contemplated hereby or thereby.

                4.14 INSURANCE. All physical properties and assets of the Borrower and any Subsidiary are insured in accordance with the requirements of
Section 5.2.2 hereof.

                4.15 ENVIRONMENT. Except as disclosed on Schedule 4.15 hereof, the Borrower and each Subsidiary has duly complied with, and its business, operations, assets, equipment, property, leaseholds, or other facilities are in compliance with, the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. The Borrower and each Subsidiary has been issued and will maintain all required federal, state, and local permits, licenses, certificates, and approvals relating to (i) air emissions;
(ii) discharges to surface water or groundwater; (iii) noise emissions; (iv) solid or liquid waste disposal; (v) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state, or local law, code or ordinance, and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (vi) other environmental, health, or safety matters. Except as disclosed on Schedule 4.15 hereof, neither the Borrower nor any Subsidiary has received notice of, nor knows of, or suspects, facts which might constitute any violations of any federal, state, or local environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its business, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate, or approval issued to the Borrower and each Subsidiary and except as disclosed on Schedule 4.15 hereof, there has been no emission, spill, release, or discharge into or upon (i) the air; (ii) soils, or any improvements located thereon; (iii) surface water or groundwater; or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing any of the premises of the Borrower and each Subsidiary, of any toxic or hazardous substances or wastes at or from the premises of the Borrower and each Subsidiary; and accordingly all of the premises of the Borrower and each Subsidiary are free of all such toxic or hazardous substances or wastes. Except as disclosed on Schedule 4.15 hereof, there has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (i) air emissions; (ii) spills, releases, or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (iii) noise emissions; (iv) solid or liquid waste disposal; (v) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste; or (vi) other environmental, health, or safety matters affecting the Borrower and each Subsidiary, or its business, operations, assets, equipment, property, leaseholds, or other facilities. Except as disclosed on
Schedule 4.15 hereof, neither the Borrower nor any Subsidiary has any indebtedness, obligation, or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes, or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law, or statute regarding such storage, treatment, cleanup, or disposal).

          4.16 DISCLOSURE. No certificate, statement, report or other document furnished to the Bank by or on behalf of the Borrower or any Subsidiary in connection herewith or in connection with any transaction contemplated hereby, or this Agreement, or any Financing Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading.

               4.17 MORTGAGES. There does not exist at the date hereof any default under any Mortgage or any condition, event or act which, with the passage of time or giving of notice, or both, would constitute such a default.

               4.18 NO EVENT OF DEFAULT. After giving effect to the transactions contemplated by this Agreement, the Financing Agreements and the other instruments or documents delivered in connection herewith and therewith, there does not exist at the date hereof any condition, event or act which constitutes an Event of Default hereunder or a Default.

               SECTION V. AFFIRMATIVE COVENANTS.

               The Borrower covenants and agrees that, until all of the Obligations are paid and satisfied in full, it shall comply, or cause compliance with, and shall cause each Subsidiary to comply with the following covenants:

               5.1 PRESERVATION OF EXISTENCE. The Borrower and each Subsidiary will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and will qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or in view of the ownership of its properties.

               5.2   MAINTENANCE OF PROPERTIES; INSURANCE.

                    5.2.1 The Borrower and each Subsidiary will maintain in good repair, working order and condition each Property and all other properties used or useful in its business (ordinary wear and tear excepted) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements, additions and improvements thereto, except where such failure would not have a material adverse effect on the business, operations, property or assets or on the condition, financial or otherwise, of the Borrower or any Subsidiary.

                    5.2.2 The Borrower and each Subsidiary will maintain at its expense, with financially sound and reputable insurers reasonably acceptable to the Bank, insurance, with respect to each Property and all of its other properties and business, against loss or damage of the kinds and in the amounts customarily insured against by businesses of established reputation engaged in the same or a similar business and similarly situated. All such insurance of the Borrower and each Subsidiary shall name the Bank as loss payee and shall contain such other provisions as the Bank may reasonably require to fully protect its interest in the Collateral.

               5.3 PAYMENT OF TAXES. The Borrower and each Subsidiary will pay and discharge promptly all taxes (including, without limitation, all payroll withholdings), assessments and governmental charges or levies imposed upon it or upon its income or profits or upon each Property or any of its other property, real, personal or mixed, or upon any part thereof, before the same shall become in default; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the validity or amount thereof shall be contested in good faith by proper proceedings and if the Borrower or such Subsidiary shall have set aside on its books appropriate reserves.

                5.4 INSPECTION. Without in any way limiting the Bank's right to inspection under the Financing Agreements, the Borrower will permit the Bank to have one or more of its officers and employees, or any other Person designated by the Bank, at the Bank's expense, visit and inspect any of the properties of the Borrower and any Subsidiary, as applicable (subject to the rights of tenants of any such property under their respective leases), and to examine the minute books, books of account and other records of the Borrower and to make copies thereof or extracts therefrom, and discuss its affairs, finances and accounts with its officers and, at the request of the Bank, with the Borrower's independent accountants, in each case upon the giving of reasonable advance notice and during normal business hours and at such other reasonable times and as often as the Bank may reasonably desire.

               5.5   ACCOUNTING; FINANCIAL STATEMENTS AND OTHER INFORMATION.

               The Borrower and each Subsidiary will maintain a system of accounting established and administered in accordance with GAAP and will set aside on its books all such proper reserves for each fiscal year for depreciation, obsolescence, amortization, bad debts and other purposes as shall be required by GAAP. The Borrower will deliver, or cause to be delivered, to the Bank:

                    5.5.1 As soon as practicable following the end of each calendar quarter, but in any event not later than 60 days thereafter, an unaudited balance sheet of the Borrower as at the end of such quarter and the related statements of income, retained earnings, stockholders equity and changes in cash flows of the Borrower for such quarter, all in reasonable detail and satisfactory in scope to the Bank, setting forth for each such period in comparative form the corresponding figures for the appropriate period of the preceding fiscal year, which statements shall be prepared on a Consolidated and Consolidating basis and in accordance with GAAP and, subject to normal year-end adjustments, present fairly the financial position of the Borrower as at the end of the period involved. Such statements shall be accompanied by a schedule of all Properties then owned by the Borrower;

                    5.5.2 As soon as practicable after the end of each fiscal year of the Borrower, but in any event not later than 120 days thereafter, a balance sheet of the Borrower as at the end of such fiscal year and the related statements of income, retained earnings, stockholders equity and changes in cash flows of the Borrower for such year, all in reasonable detail and satisfactory in scope to the Bank, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, which statements shall be prepared on a Consolidated and Consolidating basis and in accordance with GAAP and audited by a firm of independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Bank;

                    5.5.3 Promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters, if any) submitted to the Borrower and each Subsidiary by its auditors, in connection with each annual or interim audit review of its books by such auditors;

                    5.5.4 Promptly upon the issuance thereof, copies of all regular, periodic and special reports, and all registration statements, which the Borrower and each Subsidiary files with the Securities and Exchange Commission or any other governmental agency or any securities exchange.

                    5.5.5 (i) Concurrently with the delivery of the financial statements required to be furnished by Sections 5.5.1 and 5.5.2 hereof, a certificate signed by the chief executive officer or chief financial officer of the Borrower, stating (a) that a review of the activities of the Borrower during such period has been made under his immediate supervision with a view to determining whether the Borrower and each Subsidiary has observed, performed and fulfilled all of its obligations under this Agreement, and (b) that there existed during such period no Default or Event of Default or if any such Default or Event of Default did exist, specifying the nature thereof, the period of existence thereof and what action the Borrower proposes to take, or has taken, with respect thereto; and (ii) promptly upon the occurrence of any Default or Event of Default, a certificate signed by the chief executive officer or chief financial officer of the Borrower specifying the nature thereof and the action the Borrower proposes to take or has taken with respect thereto;

                    5.5.6 Concurrently with the delivery of the annual financial statements referred to in Section 5.5.2 a letter from the firm of independent certified public accountants auditing such statements stating whether such accountant's examination has revealed the occurrence of a

Default or an Event of Default and if so, stating the facts with respect thereto and what action, if any, has been or will be taken by the Borrower to cure such Default or Event of Default;

                    5.5.7 With reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower and each Subsidiary as the Bank may reasonably from time to time request; and

                    5.5.8 Immediately upon becoming aware of any development or other information which may materially and adversely affect any Property or any of the other properties, business, prospects, profits or condition (financial or otherwise) of the Borrower and each Subsidiary or the ability of the Borrower and each Subsidiary to perform or comply with this Agreement or to pay any of the Obligations, telephonic or telegraphic notice specifying the nature of such development or information and such anticipated effect.

               5.6 COMPLIANCE. The Borrower and each Subsidiary will comply with the requirements of all applicable laws, rules, regulations, orders of any governmental authority, and all agreements to which it is a party, the noncompliance with which laws, rules, regulations, orders and agreements would materially adversely affect the business, operations, prospects or assets, or the condition, financial or otherwise, of the Borrower or any Subsidiary.

               5.7 ERISA. The Borrower shall maintain compliance in all material respects with the applicable provisions of ERISA. The Borrower will deliver to the Bank, promptly after the filing or receiving thereof, copies of all reports, including annual reports and notices, which the Borrower files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Bank a certificate of the chief executive officer or chief financial officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

               5.8 CHANGE IN BUSINESS. The Borrower will not make any material change in the character of its business as carried on at the date hereof.

               5.9 NOTIFICATION TO BANK. The Borrower shall promptly notify the Bank of (i) any Default or Event of Default hereunder, (ii) any litigation or proceedings that are instituted or threatened (to the knowledge of the Borrower) against the Borrower or any Subsidiary or any of their respective assets, (iii) each and every default by the Borrower under any obligation for borrowed money which would permit the holder of such obligation to accelerate its maturity, including the names and addresses of the holders of such obligation and the amount thereof, and (iv) any change in the chief executive office of the Borrower or location of any of the Borrower's Collateral from that listed in any of the Financing Agreements.

               5.10 ENVIRONMENT. The Borrower and each Subsidiary shall remain in compliance with the provisions of all federal, state, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify the Bank immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Bank immediately of any hazardous discharge from or affecting any of its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit the Bank to inspect any of the Borrower's or any Subsidiary's premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at the Bank's request, and at the Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Bank, and such other and further assurances reasonably satisfactory to the Bank that the condition has been corrected.

               5.11 FURTHER ASSURANCES. The Borrower will duly execute and deliver, or will cause to be duly executed and delivered, such further instruments and documents, including, without limitation, additional security agreements relating to the Collateral, Uniform Commercial Code financing statements or amendments or continuations thereof, and will do or use its best efforts to cause to be done such further acts as may be necessary or proper in the Bank's opinion to effectuate the provisions or purposes of this Agreement and the Financing Agreements.

               5.12 ADDITIONAL BANK GUARANTORS. The Borrower shall promptly inform the Bank of the creation or acquisition of any direct or indirect Subsidiary and cause each direct or indirect Subsidiary not in existence on the date hereof to enter into a guarantee of the Obligations in form and substance satisfactory to the Bank, and to execute and deliver to the Bank a form of security agreement in form and substance similar to a Security Agreement, and cause the direct parent of each such Subsidiary to pledge all of the capital stock of such Subsidiary pursuant to a pledge agreement in form and substance satisfactory to the Bank.

               SECTION VI.  NEGATIVE COVENANTS

          The Borrower covenants and agrees that, until all of the Obligations are paid and satisfied in full, it shall comply, or cause compliance, with the following covenants:

               6.1   INVESTMENTS AND GUARANTEES.

                    6.1.1 Neither the Borrower nor any Subsidiary will directly or indirectly, make or permit to be outstanding any loan or advance to any Person or purchase or acquire any capital stock, assets, obligations or other securities of, or make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person, or participate as a partner or joint venturer with any other Person, other than (i) Cash Equivalents, (ii) ordinary and reasonable travel expense advances made to employees in the ordinary course of business, (iii) loans to employees of the Borrower; provided, however, that the aggregate outstanding principal sum of all such loans shall not exceed $250,000, (iv) investments in stock of any Subsidiary; provided that the Borrower complies with the provisions of Section 5.12 in connection with such investment, and (v) the acquisition of fee title to Properties.

                    6.1.2 Neither the Borrower nor any Subsidiary will directly or indirectly, assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable for the obligations of any Person (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services or to supply or advance any funds, assets, goods, or services other than in the ordinary course of business, or otherwise to assure the creditors of any Person against loss) other than (i) guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) guarantees in favor of the Bank, or (iii) the guarantee by the Borrower (for mortgage loans to Borrower or to any Subsidiary of Borrower) of items that are commonly excepted by institutional lenders from their otherwise nonrecourse mortgage loans which shall be deemed to including the following: (A) misrepresentation in connection with the loan application, (B) misappropriation of security deposits, insurance proceeds and condemnation proceeds, (C) misappropriation of rents following default, (D) losses due to the environmental contamination of the subject property and (E) waste to the subject property.

               6.2 LIMITATION ON LIENS. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any security interest mortgage, pledge or other lien of any kind (a "lien") with respect to its real or personal property, whether now owned or hereafter acquired, except for: (i) liens in favor of the Bank, (ii) liens in favor of the Other Lenders created under the other Lender Credit Agreements; (iii) liens for taxes or assessments or other government charges or levies not yet due and payable or if due and payable being actively contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (iv) liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's and carriers' liens, securing obligations incurred in the ordinary course of business which are not past due or which are being actively contested in good faith by appropriate proceedings and for which appropriate reserves have been established; (v) liens under workmen's compensation, unemployment insurance, social security or similar legislation; (vi) liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds or other similar obligations arising in the ordinary course of business; (vii) judgment and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; (viii) liens existing on the date hereof and listed on Schedule
4.12 hereto (and extension, renewal and replacement liens upon the same property subject to such listed lien, provided that, subject to the provisions of Section 6.3(vi), the amount secured by each such lien constituting such an extension, renewal or replacement lien shall not exceed the amount secured by the lien theretofore existing); and (ix) liens securing Indebtedness permitted under the provisions of Section 6.3(vi).

                6.3 ADDITIONAL OBLIGATIONS. Neither the Borrower nor any Subsidiary shall create, incur, assume or permit to exist any Indebtedness, except: (i) Indebtedness incurred under this Agreement and the Financing Agreements or any other agreement with the Bank; (ii) Indebtedness incurred under the Other Credit Agreements provided that such Indebtedness does not exceed the principal sum of $10,000,000; (iii) trade payables and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business and not more than 90 days past due (or if past due the obligation with respect thereto is being actively contested in good faith by appropriate proceedings and for which appropriate reserves are maintained), (iv) Indebtedness secured by liens referred to in Section 6.2, (v) any other Indebtedness which is subordinate in right of payment to the Indebtedness of the Borrower hereunder, provided that the terms of such Indebtedness and its subordination are previously approved by the Bank in writing, and provided that no such Indebtedness shall be paid or prepaid other than in accordance with such terms as have been previously approved in writing by the Bank, and (vi) Indebtedness incurred or created after the date hereof and secured by a specified Property, so long as the loan to value ratio does not exceed 70%. with respect to such Indebtedness and, to the extent the incurrence or creation of such Indebtedness constitutes a Mandatory Prepayment Event, the prepayment required by Section 2.4.2(ii) is made to the Bank.

               6.4 REIT. The Borrower shall not at any time fail to qualify as a REIT, as defined in Section 856 of the Internal Revenue Code of 1986.

               6.5 MERGERS, ETC. Neither the Borrower nor any Subsidiary will dissolve or otherwise sell or dispose of all or any substantial part of its assets, including its accounts receivable (except that any such sale or disposition shall be permitted if it is a Mandatory Prepayment Event and the prepayment required by Section 2.4.2(ii) is made to the Bank), and will not consolidate with or merge into another entity or business or permit one or more entities to consolidate with or merge into it.

               6.6 NET WORTH. From the date hereof through February 28, 1999, the Net Worth of the Borrower shall not at any time be less than the greater of (i) $28,000,000; or (ii) an amount equal to two (2) times the outstanding principal amount of Revolving Credit Loans. At all times during the Final Year, the Net Worth of the Borrower shall not at any time be less than the greater of (i) $30,000,000; or (ii) an amount equal to two (2) times the outstanding principal amount of the Revolving Credit Loans.

          6.7 CASH FLOW. As of the end of each fiscal year of the Borrower ending prior to February 28, 1999, the Cash Flow of the Borrower for such fiscal year shall not be less than $3,000,000. As of the end of any fiscal year of the Borrower ending after February 28, 1999, the Cash Flow of the Borrower for such fiscal year shall not be less than $3,400,000.

          6.8   MANAGEMENT.

                6.8.1 At least two of Messrs. Frederic H. Gould, Matthew J. Gould, and Jeffrey A. Gould shall at all times be actively involved in the day-to-day management of the business and affairs of the Borrower, subject to absence as a result of reasonable vacation or illness, and shall hold the office (or a higher office) set forth opposite his name.

          Frederic H. Gould   Chairman of the Board of
                              Directors

          Matthew J. Gould    President and CEO

          Jeffrey A. Gould    Vice President

          6.9 TRANSACTIONS WITH AFFILIATES. The Borrower shall not enter into any transactions, including, without limitation, the lease, purchase, sale or exchange of property or any agreement or arrangement for the payment, directly or indirectly, of any fees, charges or other expenses resulting from any allocation of general overhead, management fees or other similar services, with any stockholder, director, officer, partner, employee or agent of the Borrower, or any Affiliate of the Borrower, except in the ordinary course of and pursuant to the reasonable requirement of the businesses of the Borrower and upon fair and reasonable terms no less favorable than it would obtain in a comparable arm's length transaction with a non-Affiliate.

          6.10 WAIVER OF RIGHTS UNDER THE MORTGAGE NOTES. The Borrower shall not modify, extend or amend any of the Mortgage Notes or Mortgages or waive any of its rights thereunder without obtaining the prior written consent of the Bank in each instance.

                      SECTION VII.  EVENTS OF DEFAULT/REMEDIES.

          7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                    7.1.1 any representation or warranty made or deemed made in or in connection with this Agreement or any of the Financing Agreements shall prove to have been materially incorrect when made or deemed to be made;

                    7.1.2 default shall be made in the payment of any principal of the Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, and such default shall continue unremedied for a period of five or more days;

                    7.1.3 default shall be made in the payment of any interest on the Note, or any fee or any other amount payable hereunder, or under any Financing Agreements, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five (5) or more days;

                    7.1.4 default shall be made in the due observance or performance of covenant, agreement or provision contained in this Agreement (other than as described in Section 7.1.1 through 7.1.3 above) or any of the Financing Agreements by the Borrower or a Subsidiary, and (except with respect to defaults under Section 5.2.2, Section 5.12 or Section 6 hereof, the fifth sentence of Section 4 and the second and fourth sentences of Section 13 of the Security Agreements, as to which no grace period shall be applicable) such default shall continue unremedied for thirty (30) or more days, or if this Agreement or any Financing Agreements shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever without the prior written consent of the Bank; or

                    7.1.5 the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or any Subsidiary or for a substantial part of its property or assets,
          (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
          (vii) take corporate action for the purpose of effecting any of the foregoing;

                    7.1.6 an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Subsidiary, or of a substantial part of the property or assets of the Borrower or any Subsidiary, under Title 11 of the United States Code or any other Federal state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or any Subsidiary or for a substantial part of the property of the Borrower or any Subsidiary or (iii) the winding-up or liquidation of the Borrower or any Subsidiary; and such proceeding or petition shall continue undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 30 days;

                    7.1.7 default shall be made with respect to any Indebtedness (excluding Indebtedness outstanding hereunder) in an aggregate amount exceeding $50,000 if the effect of any such default shall be to accelerate, or to permit the holder or obligee of any such Indebtedness (or any trustee on behalf of such holder or obligee) at its option to accelerate, the maturity of such Indebtedness;

                    7.1.8 a judgment or decree for the payment of money, a fine or penalty which when taken together with all other such judgments, decrees, fines and penalties shall exceed $50,000 shall be rendered by a court or other tribunal against the Borrower or any Subsidiary and (i) shall remain undischarged or unbonded for a period of 30 consecutive days during which the execution of such judgment, decree, fine or penalty shall not have been stayed effectively or (ii) any judgment creditor or other person shall legally commence actions to collect on or enforce such judgment, decree, fine or penalty;

                    7.1.9 this Agreement, the Note, any of the Security Agreements, or any other Financing Agreements shall for any reason cease to be, or shall be asserted by the Borrower or any Subsidiary not to be, a legal, valid and binding obligation of the Borrower or such Subsidiary (as the case may be), enforceable in accordance with its terms, or the security interest or lien purported to be created by any Security Agreement shall for any reason cease to be, or be asserted by the Borrower or any Subsidiary not to be, a valid, first priority perfected security interest in any of the Collateral covered thereby (except to the extent otherwise permitted under this Agreement);

                    7.1.10 the Bank shall determine in the exercise of its reasonable judgment that a material adverse change has occurred in the financial condition or business or prospects of the Borrower or any Subsidiary or in the value of the Collateral or prospects for repayment in full when due of any other Obligations;

                    7.1.11 If (i) a reportable event (within the meaning of Section 4043(b) of ERISA) (whether or not waived) shall have occurred with respect to a Plan which could, in the opinion of the Bank, have a material adverse effect on the financial condition of the Borrower or any of its ERISA Affiliates, (ii) the filing by the Borrower or any of its ERISA Affiliates or an administrator of any Plan of a notice of intent to terminate such Plan in a "distress termination" under the provisions of Section 4041 of ERISA, (iii) the receipt of notice by the Borrower or any of its ERISA Affiliates or an administrator of a Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Plan, (iv) any other event or condition exists which might, in the opinion of the

          Bank, constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Plan by the PBGC, (v) a Plan shall fail to maintain the minimum funding standard required by Section 412 of the Internal Revenue Code for any plan year or a waiver of such standard is sought or granted under the provisions of Section 412(d) of the Internal Revenue Code which could, in the opinion of the Bank, have a material adverse effect on the financial condition of the Borrower or any of its ERISA Affiliates, (vi) the Borrower or any of its ERISA Affiliates has incurred, or is likely to incur, a liability under the provisions of Sections 4062, 4063, 4064 or 4201 of ERISA which could, in the opinion of the Bank, have a material adverse effect on the financial condition of the Borrower or any of is ERISA Affiliates; and in each case in clauses (i) through (vi) of this Section 7.1.11, such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Borrower or any of its ERISA Affiliates; or

                    7.1.12 If any federal, state, or local agency asserts or creates a lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Borrower by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against the Borrower and/or its assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) business days of the occurrence giving rise to the claim, (i) the Borrower can prove to the Bank's satisfaction that the Borrower has commenced and is diligently pursuing either: (a) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (b) proceedings for an injunction, a restraining order, or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) business days of the occurrence giving rise to the claim and the injunction, order, or emergent relief is not thereafter resolved or reversed on appeal; and (ii) in either of the foregoing events, the Borrower has posted a bond, letter of credit, or other security satisfactory IN form, substance, and amount of both the Bank and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim.

               7.2 REMEDIES. Upon the occurrence of any one or more of such Events of Default, the Bank may, at its option, without presentment for payment, demand, notice of dishonor or notice of protest or any other notice, all of which are hereby expressly waived by the Borrower, declare any and all of the Revolving Loans to be due and payable; provided, however, that if such event is an event specified in Section 7.1.5 or 7.1.6, then the Revolving Loans shall automatically become due and payable. The Bank shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code of the State of New York and under the Uniform Commercial Code of any other state in which any Collateral may be situated, and, additionally, all of the rights and remedies set forth in this Agreement and the Financing Agreements, and in any instrument or document referred to herein or therein, and under any other applicable law relating to this Agreement or the Financing Agreements. The Bank may, at its option, cure any default by the Borrower or a Subsidiary under any agreement with a third party which constitutes, or would with notice or lapse of time or both constitute, an Event of Default hereunder, and may add the amount expended in such cure to the Obligations and charge the Borrower's account therefor, such amounts to be repayable by the Borrower on demand; the Bank shall be under no obligation to effect such cure and shall not by making any payment for the Borrower's account be deemed to have assumed any obligation or liability of the Borrower.

               SECTION VIII.  MISCELLANEOUS.

               8.1 EX-PENSES. The Borrower, whether or not the transactions contemplated hereby are consummated, shall pay to the Bank, or reimburse the Bank for, all out-ofpocket expenses incurred by the Bank in connection with the preparation, administration and enforcement of this Agreement, the Financing Agreements, all other agreements, instruments and documents executed and delivered in connection herewith and therewith, and the transactions contem-
 plated hereunder and thereunder, together with any amendments, supplements, consents or modifications which may be hereafter made or entered into in respect thereof, including, but not limited to, filing fees, expenses for searches, and the reasonable fees and disbursements of counsel to the Bank. The Bank is hereby authorized to charge any amounts payable hereunder directly to the account(s) of the Borrower maintained with the Bank.

               8.2 SURVIVAL OF AGREEMENT. All agreements, representations and warranties contained herein or made in writing by the parties hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the Financing Agreements and the consummation of the transactions contemplated herein or therein regardless of any investigation made by or on behalf of the Bank.

               8.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise, and no delay in exercising on the part of the Bank, any right, power or privilege under this Agreement or under any of the Financing Agreements or other documents referred to herein or therein shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power and privilege. The rights and remedies of the Bank hereunder and under the Financing Agreements and under any other present and future agreements between the Bank and the Borrower are cumulative and not exclusive of any rights or remedies provided by law, or under any of said Financing Agreements or agreements and all such rights and remedies may be exercised successively or concurrently.

               8.4 NOTICES. All notices, approvals, consents, requests, demands or other communications (collectively, "Communications") to or upon the respective parties hereto shall be made in writing in one of the following ways and shall be deemed to have been given, received and dated: if by hand (with receipt acknowledged), immediately upon delivery; if by express mail or any other overnight delivery service, one day after dispatch; and if by certified mail, return receipt requested, four days after mailing. All Communications are to be given to the following addresses (or to such other address as any party may designate by Communication in accordance with this Section):

If to the Bank:                              Bank Leumi Trust  Company  of
                                             New York
                                             562 Fifth Avenue
                                             New York, New York 10017
                                             Attn: Stuart Lifson,
                                                   Vice President

with copies to:                              Warshaw Burstein Cohen
                                             Schlesinger & Kuh, LLP
                                             555 Fifth Avenue
                                             New York, New York 10017
                                             Attn: Timothy Gilbert, Esq.

If to Borrower:                              One Liberty  Properties,
                                             Inc.
                                             60 Cutter Mill Road
                                             Great Neck, New York 11021
                                             Attn: Matthew J. Gould,
                                                   President

               8.5 AMENDMENTS AND WAIVERS. Neither this Agreement, nor any of the Financing Agreements or any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

               8.6 APPLICABLE LAW. This Agreement and the Financing Agreements and any other document referred to herein or therein and the obligations of the parties hereunder or thereunder are being executed and delivered in New York, New York and shall be construed and interpreted in accordance with the laws of the State of New York applied to agreements entered into and performed therein.

               8.7 SUCCESSORS. This Agreement, the Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective heirs, successors and assigns, except that the Borrower may not assign its rights under this Agreement, the Financing Agreements and any other document referred to herein or therein without the prior written consent of the Bank.

               8.8 PARTIAL INVALIDITY. If any provision of this Agreement or the Financing Agreements is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement or the Financing

Agreements as a whole but this Agreement or the particular Financing Agreement, as the case may be, shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

               8.9 HEADINGS AND WORD MEANINGS. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Agreement. The words "herein," "hereinabove," "hereof," and "hereunder," when used anywhere in this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires. The singular shall include the plural, the masculine gender shall include the feminine and neuter and the disjunctive shall include the conjunctive, and vice versa, unless the context otherwise requires.

               8.10 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE FINANCING AGREEMENTS OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF, OR ANY OTHER CLAIM OR DISPUTE HEREUNDER OR THEREUNDER.

               8.11 JURISDICTION; SERVICE OF PROCESS. The Borrower hereby irrevocably consents to the jurisdiction of the Supreme Court of the State of New York for the County of New York, and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, the Financing Agreements or any agreement, document or instrument delivered pursuant hereto or thereto. In any such litigation, Borrower waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified mail directed to it at its address set forth herein, or designated in writing pursuant to, this Agreement or in any other manner permitted by the rules of either of said courts.

               8.12 INDEMNITY. The Borrower hereby agrees to defend, indemnify, and hold the Bank harmless from and against any and all claims, damages, judgments, penalties, costs and expenses (including reasonable attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of the Borrower, its predecessors in interest, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other Person. This indemnity shall survive termination of this Agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                   One Liberty Properties,

                                   By:  /s/  Matthew Gould
                                      -------------------------
                                             Matthew Gould

                                   Title: President


                                   Bank Leumi Trust Company of New York

                                   By:  /s/  Stuart Lifson
                                      -------------------------
                                             Stuart Lifson

                                   Title:  Vice President

                                                                      EXHIBIT A


                                         NOTE


$5,000,000                                             New York, New York
                                                       March 1, 1996


A. GENERAL; TERMS OF PAYMENT

          1. FOR VALUE RECEIVED, the undersigned, ONE LIBERTY PROPERTIES, INC., a corporation organized under the laws of the State of Maryland (the "Borrower"), promises to pay to the order of Bank Leumi Trust Company of New York (the "Bank"), at its office at 562 Fifth Avenue, New York, New York 10017, or at such other place as may be designated by the holder hereof in writing, the principal sum of FIVE MILLION ($5,000,000) DOLLARS or, if less, the aggregate unpaid principal sum of all Revolving Loans made by the Bank to the Borrower from time to time pursuant to a credit agreement, dated the date hereof, between the Borrower and the Bank (the "Credit Agreement"), in one installment on February 28, 1999.

          The Bank is hereby authorized to enter on the schedule attached hereto the amount of each Revolving Loan and each payment of principal thereon, without any further authorization on the part of the Borrower or any endorser of this Note, but the Bank's failure to make such entry shall not limit or otherwise affect the obligations of the Borrower or any endorser of this Note.

          The Borrower will pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, computed on the basis of a 360-day year, at a rate per annum which shall be equal to one-half of one percent (0.50%) above the rate of interest designated by the Bank, and in effect from time to time, as its "Reference Rate", adjusted when said Reference Rate changes, but in no event in excess of the maximum rate permitted by law. The Borrower acknowledges that the Reference Rate may not necessarily represent the lowest rate of interest charged by the Bank to its customers. Interest on the unpaid principal amount of this Note shall be payable the first day of each month in each year, commencing on the first day of the first full calendar month after the date of this Note, at maturity (whether by acceleration or otherwise) and upon the making of any prepayment, as herein provided. In addition, the Borrower will pay interest on any overdue installment of principal for the period for which overdue, on demand, at a rate equal to 3% per annum above the rate of interest hereinabove indicated.

          2. PREPAYMENT. (a) The Borrower shall have the right to prepay this Note as provided in Section 2.4.1 of the Credit Agreement.
         (b) The outstanding principal sum of this Note is subject to mandatory prepayment as provided in Section 2.4.2 of the Credit Agreement.

          3. MANNER OF PAYMENT. All payments by the Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. The Borrower authorizes (but shall not require) the Bank to debit any account maintained by the Borrower with the Bank, at any date on which a payment is due under this Note, in an amount equal to any unpaid portion of such payment. If any payment of principal or interest becomes due on a day on which the Bank is closed (as required or permitted by law or otherwise), such payment shall be made not later than the next succeeding business day, and such extension shall be included in computing interest in connection with such payment.

B.   DEFAULT

          Upon the occurrence of an Event of Default, as defined in the Credit Agreement, and during the continuance thereof, the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon may be declared to be (or shall immediately become) due and payable in the manner and with the effect provided in the Credit Agreement.

C. MISCELLANEOUS

          1. NO WAVIER: RIGHTS AND REMEDIES CUMULATIVE. No failure on the part of the Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Borrower and the Bank.

          2. COSTS AND EXPENSES. The Borrower shall reimburse the Bank for all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to the Bank in connection with the enforcement of the Bank's rights hereunder.

          3. AMENDMENTS. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the

Borrower therefrom shall be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          4. CONSTRUCTION. This Note shall be governed by the laws of the State of New York, without giving effect to its choice of law principles. The Borrower hereby irrevocably consents to the jurisdiction of the Supreme Court of the State of New York for the County of New York, and the United States District Court for the Southern District of New York, in connection with any action or proceeding arising out of or relating to this Note, and the Borrower further irrevocably consents to the service or process in any such action or proceeding by the mailing of a copy of such process to the Borrower by Certified Mail, Return Receipt Requested, at the address set forth below. In the event of litigation between the Bank and the Borrower over any matter connected with this Note, the right to a trial by jury is hereby waived by the Bank and the Borrower.

          5. SUCCESSORS AND ASSIGNS. This Note shall be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Bank and its successors and assigns, including subsequent holders hereof.

          6. SEVERABILITY. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

          7. WAIVER OF NOTICE; SET-OFF. The Borrower hereby waives presentment, demand for payment, notice of protest and all other demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The balance of every account of the Borrower with, and each claim of the Borrower against, the Bank existing from time to time shall be subject to a lien and subject to be set-off against any and all liabilities of the Borrower to the Bank, including those hereunder.

          8. CREDIT AGREEMENT. This Note is the Note referred to in the Credit Agreement and the holder hereof is entitled to the benefits thereof and of the other Financing Agreements (as defined in the Credit Agreement).

                         One Liberty Properties, Inc.

                         By:
                            ----------------------------------------------------
                                                                      ,President

                            Address:
                            60 Cutter Mill Road
                            Great Neck, New York 11021

           Exhibit B to
         Credit Agreement
     Form of Notice of Borrowing

                                 NOTICE OF BORROWING


                                       ________________ __, 19__

BANK LEUMI TRUST COMPANY OF NEW YORK
562 Fifth Avenue
New York, New York 10017
Attention:__________________________

          1. (a) One Liberty Properties, Inc., ("Company") pursuant to the Credit Agreement dated as of March 1, 1996, hereby requests Bank Leumi Trust Company of New York to make a Revolving Loan on the following terms:

Principal Amount of Revolving Loan:                         $

Date of Revolving Loan:

               (b) The Company requests Bank Leumi Trust Company of New York to apply the proceeds of the Revolving Loan as follows:


Transfer to financial institution and account shown below:
Financial Institution:

Account No.:                                               $

Total (same as principal amount of Revolving Loan):        $


          2. Capitalized terms used in this Notice shall have the meanings set forth in the Credit Agreement.

                                  ONE LIBERTY PROPERTIES, INC.

                                  By:
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------

                                                                       EXHIBIT C
[Logo]
                                  SECURITY AGREEMENT


     In consideration of financial accommodation heretofore extended or to be extended or continued to the undersigned by BANK LEUMI TRUST COMPANY OF NEW YORK (the "Bank"), the undersigned hereby agrees as follows:

     1. As security for the full and prompt payment of any and all Liabilities (as hereinafter defined), the undersigned hereby assigns and transfers to the Bank and grants the Bank a security interest in all Security (as hereinafter defined). Said grant is made for the benefit of the Bank and/or any others having a participation or other interest in any of the Liabilities, in such proportions as the Bank shall in its sole discretion determine.
     2. The term "Liabilities" as used herein shall include all liabilities and obligations of any kind of the undersigned (or any partnership or other group of which the undersigned is a member) to (i) the Bank, (ii) any group of which the Bank is a member or (iii) any other person if the Bank has a participation or other interest in such liabilities or obligations, whether (a) for the Bank's own account or as agent for others, (b) acquired directly or indirectly by the Bank from the undersigned or others, (c) absolute or contingent, joint or several, secured or unsecured, liquidated, due or not due, contractual or tortious, now existing or hereinafter arising, or (d) incurred by the undersigned as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any such liabilities or obligations or any Security therefor.
     3. The term "Security" as used herein shall include all of the property described in Schedule A hereto.
     4. The right is granted to the Bank, in its discretion, to file one or more financing statements (with or, to the extent permitted by law, without the signature of the undersigned) under the Uniform Commercial Code naming the undersigned as debtor and the Bank as secured party and indicating therein the types of describing the items of Security herein specified. The undersigned will execute, file and record any notices, affidavits or other documents and take all such other undersigned hereby agrees to pay on demand, and/or authorizes the Bank to charge its account with the cost of, any and all filing, recording and other fees and expenses which the Bank deems appropriate in order to protect or perfect its security interest in the Security or to otherwise accomplish the purposes of this notify the Bank of the imposition at any time of any lien or encumbrance upon any of the Security. Notwithstanding the foregoing, the undersigned will promptly notify the Bank of the imposition at any time of any lien or encumbrance upon any of the Security. Notwithstanding the foregoing, the undersigned represents, warrants and covenants that all of the Security now existing or hereafter arising or acquired is and will be owned by the undersigned free and clear of all security interests, liens and encumbrances of any kind, except for the security interest herein granted to the Bank. The undersigned shall promptly pay when due all taxes and transportation, storage and warehousing charges affecting or arising out of the Security. The undersigned will defend the Security against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank.
     Notwithstanding the foregoing, the Bank shall have no obligation to comply with any recording, re-recording, filing, re-filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Bank's right in or to, the Security or any part thereof.
     5. The right is granted to the Bank, its discretion, at any time, (a) to transfer to or register in the name of itself or any of its nominees any of the Security, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; (b) to exchange any of the Security for other property upon any reorganization, recapitalization, or other readjustment and in connection therewith to deposit any of the Security with any committee or depositary upon such terms as the Bank may determine; (c) in any bankruptcy or similar proceeding to file a proof of claim for the full amount of the Security and to vote such claim for or against any arrangement or with respect to any other matter; (d) in its own name or in the name of the undersigned or any other appropriate person, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement it may deem desirable with respect to, any of the Security, (e) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security;
(f) to contest, pay and/or discharge all liens, encumbrances, taxes or assessments on, or claims, actions or demands against, any of the Security and to take all actions and proceedings in its own name or in the name of the undersigned or any other appropriate person in order to remove or contest such liens, encumbrances, taxes, assessments, claims, actions or demands; or to refrain from doing any of the foregoing, all without affecting the Liabilities and the Security and without notice or liability to or the consent of the undersigned except to account for property actually received by the Bank. The undersigned hereby irrevocably appoints the Bank its attorney-in-fact, with authority to receive, open and dispose of all mail addressed to the undersigned and to notify the Post Office authorities to change the address for delivery of mail addressed to the undersigned to such address as the Bank may designate; to endorse the name of the undersigned on any instruments that may come into the bank's possession; to sign the name of the undersigned on any notices to account debtors of the undersigned and requests for verification of accounts; to sign the name of the undersigned on any assignment or other instruments of conveyance or transfer of any of the Security; and to take all such other actions as the Bank may deep appropriate to carry out and enforce this agreement and to exercise the Bank's rights hereunder. The Bank shall not be obligated to exercise any authority or right granted to it hereunder and shall not be liable for any action taken or omitted or the manner of taking any action, except for its willful misconduct, and in no event for consequential damages.
     6. The undersigned will pay to the Bank all costs and expenses incurred and sums paid by the Bank (including without limitation reasonable attorneys' fees, insurance premiums and sales commissions) in connection with the custody, care, collection, repair, storage or preparation for or any actual or attempted disposition of any of the Security, the collection of any proceeds of insurance with respect to the Security or otherwise in connection with this agreement.
     7. At any time and from time to time, upon demand by the Bank, the undersigned will (a) deliver to the Bank, endorsed and/or accompanied by instruments of assignment and transfer, in such form and containing such terms as the Bank may request, any and all instruments, documents and/or chattel paper constituting part of the Security, as the Bank may specify in its demand, (b) mark all Security and all books and records relating thereto in such manner as the Bank may require, and (c) permit representatives of the BANK at any time to inspect the Security and to inspect and make abstracts from any of the undersigned's books and records and to answer promptly all of the Bank's written or oral inquiries with respect thereto. If the undersigned, as registered holder of any of the Security, shall receive any stock certificate, option or right, whether as an addition to, or in substitution or exchange for, any Security, or otherwise, the undersigned agrees to accept the same as the Bank's agent and to hold the same in trust for the Bank, and to forthwith deliver the same to the Bank in the exact form received, with the undersigned's endorsement thereof if requested by the Bank, to be held by the Bank as part of the Security. The undersigned assigns to the Bank all of the undersigned's rights (but none of its obligations) in, to and under all collateral, guarantees, subordinations and other rights and benefits now or hereafter received by the undersigned with respect to the Security and agrees to deliver to the Bank, upon demand, all agreements, instruments and/or documents evidencing same, endorsed and/or accompanied by instruments of assignment and transfer, in such form and containing such terms as the Bank may request.
     8. Upon demand from the Bank at any time that any of the Liabilities are outstanding, the undersigned will assign and transfer to the Bank and grant to the Bank a security interest in additional Security of a value and character satisfactory to the Bank or make such payment on account of the Liabilities as the Bank may require.
     9. Upon the occurrence of an Event of Default (as hereinafter defined), (a) any or all of the Liabilities shall, at the option of the Bank and notwithstanding any time or credit allowed by any instrument evidencing a Liability, be immediately due and payable without notice, demand or presentment;
(b) the Bank may, in its discretion, take possession of the Security and, for that purpose, may enter, with the assistance of any persons, any premises where the Security or any part thereof may be located, and retain possession of the Security at such premises or remove the same therefrom; (c) the undersigned shall, at the request of the Bank assemble the Security at such places as the Bank may designate and cooperate in all other respects with the Bank in the exercise of its rights hereunder; (d) the Bank may vote any shares of stock or other securities and exercise all or any powers with respect hereto with the same force and effect as an absolute owner thereof; (e) the Bank may sell any of the Security or cause the same to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price and on such terms as the Bank may deem advisable, for cash or on credit, for immediate or future delivery, without assumption of any credit risk, at any public or private sales or other dispositions, without demand of performance (which demand is hereby expressly waived), on at least 5 days notice to the undersigned (if any notice is required by law) of any public sale or the time after which a private sale or other disposition may be made (which notice the undersigned acknowledges is reasonable), and in connection therewith may grant options and may impose reasonable conditions thereon, and the purchasers of any of the Security so sold shall thereafter hold the same absolutely, free from any claim or right of any kind, including any equity of redemption of the undersigned (any such equity being hereby expressly waived and released), and the Bank or any of its nominees or agents may buy at any public sale and if the Security is of a type sold in a recognized market, or is of a type which is the subject of widely distributed standard price quotations, buy at private sale; and (f) in addition to and notwithstanding any other rights granted by law or herein (or any limitations contained herein on any such rights), the Bank shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code of the State of New York. The undersigned agrees that any action taken by the Bank in accordance with this paragraph shall be deemed to be commercially reasonable.
     10. As used in this agreement, the term "Event of Default" shall have the meaning ascribed to it in that certain Credit Agreement dated of even date herewith between the Bank and undersigned (the "Credit Agreement").
     11. Notwithstanding the continued possession of the Security by the Bank, whether on its own behalf or on behalf of others, the undersigned shall remain liable for the payment in full of the Liabilities. The undersigned assumes all liability and responsibility for the Security, and the obligation of the undersigned to pay the Liabilities shall in no way be affected or diminished by reason of the fact that any of the Security may be lost, destroyed, stolen, damaged or for any other reason whatsoever unavailable to the undersigned or the at the value of the Security shall be diminished. In the event of any partial or complete loss or destruction of any of the Security by any means, the undersigned shall, at its own expense, cause such repairs to be made as the Bank may deem appropriate fro its protection or, at the option of the Bank, replace the security with new Security having a value equal to the value of the lost or destroyed Security prior to such loss or destruction. The undersigned agrees, at its own expense, to keep all insurable Security insure against loss or damage by fire, theft or any other risk to which the Security may be subject ( including without limitation such hazards as the Bank may specify), for the full insurable value thereof, under policies and with insurers acceptable to the Bank, which policies shall provide for all losses to be payable to the Bank and for at least 30 days prior notice to the Bank of any intended cancellation or modification of the policy. The undersigned will deliver to the Bank on request policies or certificates of such insurance with evidence of payment of the premium thereon. If the undersigned fails to maintain said insurance, then, in addition to any other right or remedy tat the Bank may have and without waiving the consequences of such default, the bank may but need not obtain and maintain said insurance, at the expense of the undersigned, which expense shall be deemed one of the Liabilities and shall be payable to the BANK on demand. The Bank is irrevocably authorized to fill claims and shall have the sole right to adjust, settle and collect claims under said insurance by such means, at such times, on such terms and in the name of the Bank or the undersigned, as the Bank may see fit, and in the name and on behalf of the undersigned to execute releases and endorse checks or drafts payable in respect of any such insurance claims. All sums received by the Bank from any such insurance may be held as part of the Security and/or applied as hereinafter provided.
     12. The Bank, at any time, at its option, may apply all of any net cash receipts from the Security (whether received on a sale of the Security in accordance with paragraph 9 hereof, on collection in accordance with paragraph 5 hereof, as proceeds of insurance in accordance with paragraph 11 hereof, or otherwise) to the payment, in whole or in part, of principal of and/or interest on any or all of the Liabilities, whether or not then due, allocating the same as it shall elect, making rebate of interest or discount to the extent required by law and so as not to make the rate of interest charged unlawful with respect to the undersigned. If any Liabilities shall be contingent, the Bank may retain a sufficient amount of the net cash receipts from the Security to cover the largest aggregate sum which may become due or owing thereunder with prospective interest, cost, expenses and attorneys' fees and shall not be charged with any interest with respect thereto.
     13. The undersigned may not sell, lease, assign or otherwise dispose of any of the Security without the prior written consent of the Bank. In addition, the undersigned may not sell, assign or otherwise dispose of any shares of stock or other securities now owned or hereafter acquired by the undersigned which are issued by the same issuer and are of the same class as any shares of stock or other securities constituting a part of the Security. The undersigned shall keep all of the Non-possessory Security (as described in Schedule A hereto) at the undersigned's premises listed in Schedule A hereto and shall not remove any of the Non-Possessory Security therefrom without the Bank's prior written consent.
     14. In any litigation or legal proceeding arising out of, or relating to , this agreement or any of the Liabilities or Security, in which the Bank and the undersigned shall be adverse parties, the undersigned waives the right to interpose any defense, set-off or counterclaim of any kind not directly arising herefrom or therefrom, as the case may be, and also waives the right to a trial by a jury. In the event that the Bank brings any action or suit in any court of record of New York State or the Federal Government to enforce any or all of the Liabilities or any of the Bank's rights hereunder, service of process may be made upon the undersigned by mailing a copy of the summons to the undersigned at its chief executive office set forth in Schedule A hereto, and the undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal court located in New York City over any action, suit or proceeding arising out of any dispute between the undersigned and the Bank.
     15. If in its sole discretion the Bank deems it desirable, it may remove any Security held by it from the place where it may now or hereafter be located to any other place and deal with it there as herein provided.
     16. Upon the occurrence of an Event of Default, and at any time thereafter, the Bank shall have and may exercise, without further notice, a right of set-off and/or banker's lien against and in respect of any of the Security then or thereafter held by the Bank. Any right of set-off exercised by the Bank shall be deemed to have been exercised immediately on the occurrence of an Event of Default, even though such set-off is made or entered on the books of the Bank subsequent thereto.
     17. If the time for payment of principal of or interest on any of the Liabilities or any other money payable hereunder or with respect to any of the Liabilities is extended because said sum becomes due on a Saturday, Sunday or public holiday, interest shall be payable for such extended time.
     18. The Bank shall not be deemed to have modified or waived any of its rights hereunder or any terms or conditions hereof unless such modification or waiver is in writing and signed by a duly authorized officer of the Bank. No such modification or waiver, unless so expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such modification or waiver nor shall it constitute a continuing modification or waiver. No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right. All rights and remedies of the Bank with respect to the Liabilities or Security, Whether evidenced hereby or by any other instrument or paper, shall be cumulative and may be exercised singularly or concurrently.
     19. The Bank may assign and/or transfer to any assignee or transferee of any of the Liabilities any or all of the Security and the BANK's rights hereunder with respect thereto, and thereafter the Bank shall be fully discharged from all responsibility with respect to the Security so assigned and/or transferred. Such assignee or transferee shall be vested with all the powers and rights of the Bank hereunder with respect to such Security, but the Bank shall retain all rights and powers hereby given with respect to any of the Security not so assigned or transferred. The undersigned will not assert against any assignee or transferee of any of the Liabilities any claims or defenses it may have against the Bank.
     20. The undersigned hereby waives presentment, notice of dishonor and protest with respect to all instruments included in or evidencing the Liabilities or the Security and except as specified herein, any and all other notices and demands whatsoever, whether or not relating to such instruments.
     21. The undersigned will indemnify and save the Bank harmless from and against all loss or damage to it and any claims and actions, whether groundless or otherwise, arising in connection with this agreement, the Liabilities or the Security, and all costs and expenses (including attorneys' fees) incurred by the Bank in respect thereof.
     22. If any term, condition or provision of this agreement or document executed in connection herewith or in connection with any of the Liabilities or Security is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision.
     23. Any demand upon or notice to the undersigned that the Bank may elect to give shall be effective if deposited by certified mail addressed to or otherwise delivered to the undersigned at its chief executive office or if the undersigned has notified the Bank in writing by registered mail of a change of address, at the last address of which the Bank has received notice. Demands or notices addressed or otherwise delivered to the address at which the Bank customarily communicates with the undersigned shall also be effective.
     24. If any of the Security is or is to be attached to or installed or located on real estate, the undersigned will upon demand furnish the Bank with a disclaimer signed by all persons having an interest in said real estate of any interest prior to the Bank's interest in the Security.
     25. From and after maturity (whether by acceleration or otherwise) of any of the Liabilities, any unpaid balance remaining shall bear interest at the rate provided in Section 2.1.4(ii) of the Credit Agreement. Anything in this agreement or any other agreement, instrument or document to the contrary notwithstanding, in no event shall interest on any Liability exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this agreement, instrument or document is in contravention of any such law or regulation, such provision shall be deemed amended to provide for interest at said maximum rate.
     26. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the liabilities or Security shall apply to any Liability or any Security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned and shall inure to the benefit of the its successors and assigns. For purposes of this agreement, the term "Bank" shall include the Bank and any and all subsidiaries of the Bank. If all Liabilities shall at any time be paid in full, this agreement shall nonetheless remain in full force and effect with respect to any Liabilities thereafter incurred. If the undersigned is a corporation, this agreement shall be binding upon any other corporation into or with which the undersigned shall be merged, consolidated, reorganized or absorbed, or which shall acquire the undersigned's business or substantially all of its assets. If the undersigned is a partnership, the members thereof shall also be individually bound and liable hereunder and this agreement shall continue in force notwithstanding any change in or termination of such partnership, whether such change occurs through death, retirement or otherwise. Except as otherwise provided herein, all terms used herein which are defined in the Uniform Commercial Code of the State of New York shall have the meanings therein stated. If this agreement shall differ in terms with any other agreement or obligation or the terms of any of the Liabilities, that which gives the Bank the greater right shall prevail.
     27. If any of the Security is applied on account of any of the Liabilities, the undersigned shall not have any right of subrogation to the Bank's right in any other Security held by the Bank with respect to the Liabilities or any right of contribution from the Bank by reason thereof.
     28. The Bank is authorized to correct patent errors herein. This agreement shall take effect immediately upon execution by the undersigned, and the execution hereof by the Bank shall not be required as a condition to the effectiveness of this agreement.
     29. Notwithstanding anything to the contrary contained herein, the term "Security" as used herein shall be deemed to include any and all book-entry U.S. at a bank which is a member of the Federal Reserve System. The undersigned authorizes the Bank to serve as its bailee and agent with respect to the aforementioned book-entry Treasury bills and other book-entry securities and to take such action and to execute and deliver such documents on behalf of the undersigned as the Bank deems necessary or desirable in order to perfect the Bank's security interest therein. The undersigned hereby gives notice to the Bank, in the Bank's capacity as bailee and agent, of the Bank's security interest in the aforementioned book-entry Treasury bills and other book-entry securities.
     30. This agreement shall be interpreted, and all the rights and obligations arising hereunder or from any document relating hereto shall be determined, in accordance with the laws of the State of New York.
                  SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF.
                                      SCHEDULE A

     The term "Security" shall include:
     (1) All Possessory Security identified in paragraph (a) below,
     (2) Unless box (v) below is checked and initialled by the Bank and the undersigned, all Non-Possessory Security identified in paragraph(b) below wherever located and whether now owned or hereafter acquire, and
     (3) All substitutions for, all additions to (including without limitation all dividends and other distributions on and all rights, privileges and options relating to or declared or granted in connection with) and all proceeds of insurance thereon).
     (a) Possessory Security shall mean the balance of every deposit account of the undersigned with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the undersigned, whether now existing or hereafter arising, and all other personal property of the undersigned (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or any evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered.
     (b) Non-Possessory Security. Unless one or more boxes below are checked and initialled by the Bank and the undersigned, Non-Possessory Security shall mean all personal property of the undersigned, including without limitation all accounts, general intangibles, goods, instruments, documents and chattel paper. ONLY IF THE NON-POSSESSORY SECURITY IS TO BE LIMITED, SHOULD ANY OF THE BOXES BELOW BE CHECKED AND INITIALLED. If any of boxes (i) through (iv) below are checked and initialed by the Bank and the undersigned, the Non-Possessory Security shall be limited to whatever is checked.

          BANK                UNDERSIGNED                   DESCRIPTION

----------------------------------------- / / (i)  All Inventory and Documents

                                          / / (ii) All Accounts, Chattel Paper
                                              and Instruments and all Goods
                                              returned to or repossessed or
                                              otherwise reacquired by the
                                              undersigned which relate to the
                                              foregoing.
-----------------------------------------

                                          / / (iii) All Equipment and Fixtures,
                                              including without limitation the
                                              equipment shown on the attached
                                              schedule (if any)

----------------------------------------- / / (iv) All Property shown on any attached schedule.

----------------------------------------- / / (v) POSSESSORY SECURITY ONLY

The undersigned represents and warrants to the Bank that (a)the location of the undersigecd's chief executive office is as set forth below, (b) except as set forth below, all of the Non-Possessory Security is located at the undersigned's chief executive office, and (c) each premises where any of the Non-Possessory Security is located is owned or leased by the undersigned.

Chief Executive Office--(strect address; county; state; zip code):


60  Cutter Mill Road
----------------------------------------
Great Neck, New York   11021
----------------------------------------

----------------------------------------

Other promises where Security is located--(street address; county; state; zip code):

----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------


New York, New York

                    March  1    .1996
--------------------------------   --


(Individuals sign below)

----------------------------------------

----------------------------------------

----------------------------------------

----------------------------------------


(Corporations or Partnerships sign below)


----------------------------------------
 (Name of Corporation or Partnership)

By:-------------------------------------

----------------------------------------
                                 (Title)

By:-------------------------------------

----------------------------------------
                                 (Title)

By:-------------------------------------

----------------------------------------
                                 (Title)

                    RIDER ATTACHED TO AND MADE A PART OF SECURITY
                        AGREEMENT DATED MARCH 1, 1996, BETWEEN
                                             AND BANK LEUMI
                    -------------------------
                              TRUST COMPANY OF NEW YORK
                     -------------------------------------------

          31. DEFINITIONS. Any initially capitalized term used in this Rider without definition shall have the same meaning herein as in the Credit Agreement, unless the context otherwise requires.

          32. CONFLICT. In the event of any conflict between the terms of this agreement and the Credit Agreement, the terms of the Credit Agreement shall prevail.

          33. SECURITY. The Security shall include, without limitation, all the right, title and interest of the undersigned in and to each and every mortgage, deed of trust, land sale contract or similar instrument ("Mortgage") and promissory note or similar instrument or obligation ("Mortgage Note") secured thereby which are heretofore or hereafter owned by the undersigned and all security agreements, guaranties, insurance policies, agreements and all other documentation delivered to the undersigned in connection with such Mortgage and Mortgage Note (collectively, the "Mortgage Collateral"). Simultaneously with the execution of this agreement, the undersigned is delivering and assigning to the Bank the Mortgage Collateral described on
Schedule 1 annexed hereto and made a part hereof.

          34. ADDITIONAL DOCUMENTS. Concurrently with the undersigned acquiring a Note and Mortgage, the undersigned shall collaterally assign to the Bank all of its right, title and interest as mortgagee under the Mortgage, the accompanying Mortgage Note secured thereby, and the other Mortgage Collateral. In addition, the undersigned shall deliver to the Bank the following documentation in a form acceptable to the Bank:

          (a) the original Mortgage Note being assigned, signed by the mortgagor thereunder, together with an allonge to such Mortgage Note endorsing the same to the Bank;

          (b) a recorded original signed copy of the Mortgage being assigned or, if the Mortgage being assigned has not yet been recorded, a copy of the executed Mortgage being assigned in the form delivered for recording (with all documents and fees required to record said Mortgage unless previously delivered for recording);

          (c) an original signed assignment of the Mortgage in form acceptable for recording, with covenants, by which the undersigned's interest in such Mortgage is assigned to the Bank (with all documents and fees required to record said assignment);

          (d) Uniform Commercial Code Financing Statements, which financing statements shall give, when filed, the Bank a perfected security interest in the undersigned's interest in the Mortgage Collateral being assigned;


          (e) a policy of title insurance, with respect to the Mortgage being assigned, issued by a title insurance company reasonably satisfactory to the Bank and containing only such exceptions to title as are acceptable to the Bank, naming the Bank as mortgagee, as its interest may appear, or a commitment by such title insurance company to issue such a policy upon the recording of the assignment of the Mortgage provided for in subparagraph
               (c) hereof, along with the payment of the fee to be charged by such title company, if any, for providing such insurance coverage;

          (f) a survey of the real property encumbered by the Mortgage (the "Mortgaged Property") being assigned to the Bank;

          (g) a fire and hazard insurance policy for the Mortgaged Property in an amount acceptable to the Bank naming the Bank as a mortgagee, as its interest may appear;


          (h) a flood insurance policy if the Mortgaged Property encumbered by the Mortgage being assigned is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards, naming the Bank as a mortgagee, as its interest may appear, or a certificate from the appropriate municipal agency, or other evidence satisfactory to the Bank, stating that such premises are not in a special flood hazard area;

          (i) permanent Certificates of occupancy for the structures located on the Mortgaged Property encumbered by the Mortgage being assigned;

          (j) an estoppel certificate from the fee owner of the Mortgaged Property encumbered by the Mortgage being assigned in a form acceptable to the Bank;

          (k) a letter of direction regarding the payments due under the Mortgage (and Mortgage Note secured thereby) being assigned, acknowledged by the mortgagor thereunder (the
               "Mortgagor"), in the form annexed hereto as Exhibit 1 or in such other form as the Bank may reasonably require; and

          (l) such other documents as the Bank may reasonably request, in form and substance acceptable to the Bank.

          35. COVENANTS. The undersigned further warrants, covenants and agrees as follows:

          (a) The undersigned shall not modify, extend or amend any of the terms or provisions of any Mortgage Mote or any Mortgage and shall not waive any of its rights under any of the Mortgage Notes or Mortgages without obtaining the prior written consent of the Bank in each instance;

          (b) The undersigned shall perform all of the terms, covenants and conditions on its part to be performed, if any, under the Mortgage Notes and/or Mortgages;

          (c) Within five (5) days of its receipt of knowledge thereof, the undersigned shall notify the Bank of the occurrence of a default under any of the Mortgage Notes and/or the Mortgages and shall take such action with respect thereto as the Bank may direct;

          (d) Within five (5) days of its receipt or delivery thereof, as the case may be, the undersigned shall forward to the Bank copies of all notices or demands received or sent by the undersigned under or with respect to any of the Mortgage Notes and/or Mortgages;

          (e) With regard to the Mortgages, the undersigned hereby authorizes the Bank to give written notice of this assignment, at any time, to any or all of the Mortgagors, or their successors, as the owners of the various Mortgaged Properties. The undersigned hereby authorizes and directs each of the Mortgagors to pay all installments of principal and/or interest due under its respective Mortgage Note directly to the Bank upon receipt from the Bank of a written statement that an Event of Default has occurred, accompanied by a demand for such payment, without any further proof of the undersigned's default, and the undersigned covenants and agrees that the Mortgagors shall not be liable to the undersigned for any payments made to the Bank pursuant to such written notice; and

          (f) the undersigned hereby certifies to the Bank that to the best of its knowledge no default (or any event which, with the passage of time or the giving of notice, or both, would constitute a default) has occurred under any of the Mortgage Notes or Mortgages.

          36. REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants to the Bank as follows:

               (i) The shares of common stock of each Existing Subsidiary identified on Schedule 2 annexed hereto and made a part hereof, which constitute part of the Security (the "Pledged Shares"), have been validly issued by such Existing Subsidiary and are fully paid and nonassessable. The Pledged Shares identified opposite the name of each Existing subsidiary on said Schedule constitute all of the issued and outstanding shares of capital stock of such Existing Subsidiary. There are no existing options, warrants or rights of any kind to purchase or acquire shares of the capital stock of any Existing Subsidiary.

               (ii) The undersigned is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Shares, free and clear of all liens and encumbrances of every nature (except for the liens of the Bank).

               (iii)The undersigned has full power, authority and legal right to pledge the Pledged Shares to the Bank pursuant to this agreement.

               (iv) The pledge of the Pledged Shares pursuant to this agreement creates a valid and perfected first priority security interest in favor of the Bank in the Pledged Shares.

          37.  RIGHTS OF PARTIES.

               37.1 Notwithstanding anything to the contrary contained in this agreement, so long as an Event of Default has not occurred:

                    (i) The undersigned shall be entitled to exercise any and all voting rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this agreement or the Credit Agreement; provided that, the undersigned shall not exercise or refrain from exercising any such voting right if, in the Bank's judgment, such action would have a material and adverse effect on the value of the Pledged Shares or any part thereof.

                    (ii) Any stock dividends on the outstanding shares of capital stock of each Existing Subsidiary shall forthwith be delivered to the Bank to hold as Pledged Shares hereunder (with any necessary endorsement and stock powers) and shall, if received by the undersigned, be received in trust for the benefit of the Bank, be segregated from the other property of the undersigned, and be forthwith delivered to the Bank as Pledged Shares in the same form as so received (with any necessary endorsement and stock powers).

               37.2 Upon the occurrence of an Event of Default all rights of the undersigned to exercise the voting rights which it would otherwise be entitled to exercise pursuant to Section 37.1(i) shall cease, and all such rights shall thereupon become vested in the Bank which shall thereupon have the sole right to exercise such voting rights. The rights of the Bank pursuant to the provisions of the preceding sentence shall be in addition to any other rights or remedies the Bank may have as a result of such Event of Default.

          38.  MISCELLANEOUS.

               38.1 The Bank shall not be responsible or liable to the undersigned with respect to the Pledged Shares except in the case of the Bank's gross negligence or willful misconduct, it being understood that the Bank shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares.

               38.2 If the Bank shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to Section 9 of this agreement, the undersigned agrees that, upon request of the Bank, the undersigned will, at its expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law.

                                      SCHEDULE 1


                                  [To be completed]

                                      SCHEDULE 2


                                  [To be completed]

                                      EXHIBIT I


                         BANK LEUMI TRUST COMPANY OF NEW YORK
                                  562 Fifth Avenue
                             New York, New York  10036





                                    March 1, 1996




___________________
___________________
___________________


      Re: Mortgage Note and Mortgage shown on Schedule 1 annexed hereto, encumbering premises described on said Schedule 1 (COLLECTIVELY, "MORTGAGE")

Gentlemen:

This will inform you that the Mortgage has today been collaterally assigned to Bank Leumi Trust Company of New York (the "Bank"). A copy of such assignment is enclosed herewith. Accordingly, you are hereby instructed as follows:

     A. Effective immediately, all prepayments made by you under the Mortgage and principal payments made upon the maturity of the Mortgage (whether stated or by acceleration), are to be paid to the order of the Bank and sent to the Bank at 562 Fifth Avenue, New York, New York 10036, Attention: Stuart Lifson; and

     B. Upon receipt by you of notice from the Bank that an event of default has occurred under that certain Security Agreement dated March 1, 1996, between the Bank and One Liberty Properties, Inc., all payments of principal and interest due under the Mortgage not previously paid are to be sent to the order of the Bank at the address provided for in said notice.

                                                     Very truly yours,

                                           BANK LEUMI TRUST COMPANY OF NEW YORK


                                           By:____________________________
                                           Name:__________________________
                                           Title:_________________________


The foregoing is consented and agreed to:

ONE LIBERTY PROPERTIES, INC.

By:_________________________
Name:_______________________
Title:______________________


____________________________


By:_________________________
Name:_______________________
Title:______________________

[Logo]                                                         EXHIBIT D

                                  UNLIMITED GUARANTY

     In consideration of financial accommodations given or to be given or continued to ONE LIBERTY PROPERTIES, INC., herein called "Borrower" by BANK LEUMI TRUST COMPANY OF NEW YORK herein called "Bank", the undersigned irrevocably and unconditionally guarantee to the Bank, payment when due, whether by acceleration or otherwise, of any and all liabilities of the Borrower to the Bank, together with all interest thereon and all attorneys' fees, costs and expenses of collection incurred by the Bank in enforcing any of such liabilities.

     The term "liabilities of the Borrower" shall include all liabilities, direct, indirect, or contingent, joint, several or independent, of the Borrower now or hereafter existing, due or to become due to, or held or to be held by, the Bank for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise.

     The undersigned waive notice of acceptance of this guaranty and notice of any liability to which it may apply, and waive presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action by the Bank against, and any other notice to, any party liable thereon (including the undersigned).

     The Bank may at any time and from time to time (whether or not after revocation or termination of the guaranty) without the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part.

     (1) change the manner, place or terms of payment, and/or exchange or extend the time of payment of, renew or alter, any liability of the Borrower, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the liabilities of the borrower as so changed, extended, renewed, or altered;

     (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or however securing, the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst.

     (3) exercise or refrain from exercising any rights against the Borrower or others (including the undersigned) or otherwise act or refrain from acting;

     (4) settle or compromise any liability hereby guaranteed, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the borrower other than the Bank and the undersigned; and

     (5) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Bank regardless of what liability or liabilities of the Borrower remain unpaid.

     No failure by the Bank to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by the Bank to insure or protect any security nor any other dealing (or failure to deal) with any security by the Bank, shall impair or release the obligations of the undersigned hereunder.

     No invalidity, irregularity or unenforceability of all or any part of the liabilities hereby guaranteed or of any security therefore shall affect, impair or be a defense to this guaranty, and this guaranty is a primary obligation of the undersigned.

     This guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have ben created in reliance hereon. As to each of the undersigned, this guaranty shall continue until written notice of revocation signed by such undersigned, or until written notice of the death of such undersigned (which shall be deemed a notice of revocation hereunder) shall in each case have been actually received by the Bank, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of, any one or more of the remainder of the undersigned, or of the Borrower or of any one liable in any manner for the liabilities hereby guaranteed or for the liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination or increase, decrease or change in personnel of any one or more of the undersigned which may be corporations or partnerships. Written notice as above provided shall be the only means of revocation or termination of this guaranty, notwithstanding the fact that for periods of time there may be no outstanding liabilities of the Borrower. No revocation or termination hereof shall affect in any manner the effectiveness and applicability of this guaranty, or any rights of the Bank or the obligations of the undersigned hereunder, with respect to (a) liabilities of the Borrower which shall have been created, contracted, assumed or incurred prior to receipt by the Bank of written notice of such revocation or termination, (b) all extensions, renewals or modifications of any of the liabilities referred to in (a) above made after receipt by the Bank of such written notice, or (c) liabilities of the Borrower which shall have been created, contracted, assumed or incurred after receipt by the Bank of such written notice pursuant to any contract entered into by the Bank prior to its receipt of such notice or which are otherwise related to or connected with liabilities of the Borrower theretofore arising or transactions theretofore entered into.

     The Bank at all times and from time to time shall have the right to require the undersigned to deliver to the Bank as security for the liabilities of the undersigned hereunder, collateral security, original or additional, satisfactory to the Bank.

     All property of the undersigned shall be held by the Bank subject to a lien and as security for any and all liabilities of the undersigned. The term "property of the undersigned" shall include all property of every description, now or hereafter in the

Form No. 417 (R9/83)
possession or custody of or in transit to the Bank for any purpose, including a safekeeping, collection or pledge, for account of the undersigned, or as to which the undersigned may have any right or power. The balance of every account of the undersigned with, and each claim of the undersigned against, the Bank existing from time to time, shall be subject to a lien and subject to be set off against any and all liabilities of the undersigned, and the Bank may at any time or from time to time at its option and without notice appropriate and apply toward the payment of any of the liabilities of the undersigned the balance of each such account of the undersigned with, and each such claim of the undersigned against, the Bank. The term "property of the undersigned" shall also include any and all book-entry U.S. Treasury bills and other book-entry securities purchased on behalf of the undersigned and maintained in an account at the Bank, which may have a related account at a bank which is a member of the Federal Reserve System. The undersigned authorizes the Bank to serve as its bailee and agent with respect to the aforementioned book-entry Treasury bills and other book-entry securities and to take such action and to execute and deliver such documents on behalf of the undersigned as the Bank deems necessary or desirable in order to perfect the Bank's security interest therein. The undersigned hereby gives notice to the Bank, in the Bank's capacity as bailee and agent, of the Banks security interest in the aforementioned book-entry Treasury bills and other book-entry securities. The Bank may at any time and from time to time, without notice, transfer into its own name or that of its nominee any of the property of the undersigned.

     Upon the happening of an Event of Default under the Credit Agreement, dated even date herewith between the Borrower and the Bank, then and in any such event, and at any time thereafter, the Bank may, without notice to the Borrower or the undersigned, make the liabilities of the Borrower to the Bank, whether or not then due, immediately due to and payable hereunder as the undersigned, and the Bank shall be entitled to enforce the obligations of the undersigned hereunder.

     Upon nonpayment when due of any of the liabilities of the Borrower or the undersigned to the Bank, the Bank may immediately or at any time or times thereafter without demand or notice to the Borrower or the undersigned and without advertisement, all of which are hereby expressly waived, sell, resell, assign and deliver all or part of said "property of the undersigned" at an Brokers' Board or Exchange, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith may grant options. Upon each such sale the Bank may purchase the whole or any part of such property, free from any right of redemption, which is hereby waived and released.

     In the case of each such sale, or of any proceedings to collect any liabilities of the undersigned, the undersigned shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys' fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Bank may apply any residue to pay any liabilities of the undersigned, who shall continue liable for any deficiency, with interest.

     If claim is ever made upon the Bank for repayment or recovery of any amount or amounts received by the Bank in payment or on account of any of the liabilities of the Borrower and the Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower), then and in such event the undersigned agree that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any liability of the Borrower, and the undersigned shall be and remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Bank.

     No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modifications or amendment of this guaranty, shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Bank or the obligations of the undersigned to the Bank in any other respect at any other time.

     The term "Bank" as used throughout this instrument shall be deemed to include the BANK LEUMI TRUST COMPANY OF NEW YORK, and all its agencies, branches and departments wherever located.

     Whenever in this instrument the words "attorneys' fees" are used, such fees shall be computed as follows: 15% of the principal, interest and all other sums due and owing to the Bank, or the reasonable value of the services of the attorneys, whichever is greater. The term "Borrower" as used throughout this instrument shall be deemed to include any (a) successor partnership or partnerships if the Borrower is a partnership, and (b) corporation or corporations which succeed to all or substantially all of the assets or business of the Borrower by merger, consolidation or sale of assets if the Borrower is a corporation.

     This guaranty and the rights and obligations of the Bank and of the undersigned hereunder shall be governed and construed in accordance with the laws of the State of New York; and this guaranty is binding upon the undersigned, his, their or its executors, administrators, successors, or assigns, and shall inure to the benefit of the Bank, its successors or assigns. The undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal Court located in New York City over any action or proceeding arising out of any dispute between the undersigned and the Bank, and the undersigned further irrevocably consents to the service of any process in any such action or proceeding by the mailing of a copy of such process to the undersigned at the address set forth below.

     The undersigned, if more than one, shall be jointly and severally liable, hereunder, and the term "undersigned" wherever used herein shall mean the undersigned or any one or more of them. Any one signing this guaranty shall be bound hereby, whether or not any one else signs this guaranty at any time.

Dated: New York,New York

the                     day of                       , 19
   ---------------------      -----------------------    ------

(Individuals sign below)               (Corporation or partnerships sign below)


-------------------------------------  ----------------------------------------
                                           (Name of Corporation or Partnership)

                                        By:
--------------------------------------     -------------------------------------
(Address)                                                             (Title)



--------------------------------------     -------------------------------------
                                                                      (Title)


--------------------------------------     -------------------------------------
(Address)                                  (Address)

                            Signature(s) Guaranteed


               --------------------------------------------------
                                 (Name of Bank)

               By:
                   ----------------------------------------------
                             (Authorized Signature)

                                    SCHEDULE 3.1.9
                                    --------------

                           (Payments Due on Mortgage Notes)

                                     See Attached.

                                    SCHEDULE 3.1.9

                                    MORTGAGE LOANS

                                                                                                              Constant
                                                                Original          2/1/96          Interest    Monthly
Instruments:                               Property:            Balance:          Balance:        Rate:       Payment:
-----------                                --------             -------           -------         ----        -------

1.   Subtitute Subordinate Wrap            109 East 16th St     $23,000,000 [1]   $20,038,509 [2] 8.0%        $236,666.00 [3]
     Mortgage, Security Agreement          New York, NY
     and Assignment of Leases and Rents
     dated as of July 30,1993 by
     57-115 Associates L.P to OLP

2.   Mortgage dated January 4,1982         commercial condo/    $1,700,000        $845,000        11.0%       Interest plus
     by 320 East 86th Street Company       pledge of mrtge on                                                 $5,000.00
     to Berjac Holding Corp., as           residental condo
     amended, now held by OLP              320 East 86th St
                                           New York, NY

3.   Deed of Trust dated September 23,     2131 Sixth Avenue    $125,000          $58,889.39      10.25%      $1,157.98
     1976 by Bristol Shopping Centers,     Seattle, WA
     Inc. to Pioneer National Title
     Insurance Company, as trustee


---------------------

1.  Includes balance of underlying mortgage of $13,181,000.

2.  Includes balance on underlying mortgage of $11,327,155.

3. The underlying mortgage bears interest at 9.5% with a $157,327.97 constant monthly payment, which is included within the payment noted.

                              SCHEDULE 4.1

                       (Existing Subsidiaries)

          OLP   Dixie Drive Houston, Inc.

          OLP - TSA Georgia, Inc.

          OLP - Arby's II, Inc.

          OLP   Action, Inc.

          OLP   Iowa, Inc.

          OLP   Texas, Inc.

          OLP   47th Avenue Corp.

          OLP   Greenwood Village Colorado, Inc.

                              SCHEDULE 4.12

                    (Existing UCC Security Interests)



SECURED             DEBTOR              LOCATION OF         DATE OF             FILING              COLLATERAL
PARTY                                   FILING              FILING              NO.
Bank One            OLP Texas,          New York            August 22,          171434              All personal
Texas, N.A.         Inc.                Dept. of            1995                                    property of
                                        State                                                       Debtor
                                                                                                    located at
                                                                                                    certain
                                                                                                    property
                                                                                                    located in
                                                                                                    Texas

Bank One,           OLP Texas,          Nassau              August 23,          013039              All personal
Texas, N.A.         Inc.                County              1995                                    property of
                                        Clerk's                                                     Debtor
                                        Office                                                      located at
                                                                                                    certain
                                                                                                    property
                                                                                                    located in
                                                                                                    Texas

The East New        One Liberty         New York            June 27,            131093              All
York Savings        Properties,         Dept. of            1994                                    machinery,
Bank                Inc.                State                                                       equipment,
                                                                                                    fixtures
                                                                                                    located at
                                                                                                    119-125
                                                                                                    Madison and
                                                                                                    27-29 East
                                                                                                    30th Street,
                                                                                                    NY, NY


                                                       SCHEDULE 4.12

                                             EXISTING MORTGAGES/DEEDS OF TRUST




                                       Current                                 Original
Property:                              Lender:                                 Loan Amount:
--------                               ------                                  -----------

119-121 Madison Avenue                 East New York                           $4,250,000
New York, New York                       Savings Bank

4701 First Avenue, SE                  Firstar Bank Cedar                      $990,000
Cedar Rapids, Iowa                       Rapids, N.A.

900 W. Cent. Texas Expressway          Bank One, Texas, N.A.                   $731,250
Killeen, Texas

27070 SW Freeway                       Bank One, Texas, N.A.                   $692,100
Rosenberg, Texas

6660 Broughton Avenue                  John Hancock Life                       $1,800,000
Columbus, Ohio                           Insurance Co.

2131 Sixth Avenue                      MBL Life                                $1,050,000(lst)
Seattle, Washington                      Assurance Co.

2131 Sixth Avenue                      One Liberty                             $125,000(2nd)
Seattle, Washington                      Properties, Inc.


 OTHER ENCUMBRANCES:

In addition to the mortgages and deeds of trust above listed, the properties of the Borrower and its Subsidiaries are encumbered by easements, survey exceptions, encroachments and other minor title imperfections which do not render title to such properties unmarketable.

                                    SCHEDULE 4-13
                                     (Litigation)

                                       - None -

                                    SCHEDULE 4.15

                                    (Environment)

                                    See Attached.

[Letterhead]                                                            [Logo]

November 16, 1995


Mr. Dan Lembo                                                    0100261000
One Liberty Properties, Inc.
60 Cutter Mill Road, Suite 303
Great Neck, New York  11021

Dear Dan:

As you requested, EnecoTech Inc. (EnecoTech), has revised the 1994 Cost Estimates to perform activities directed toward site remediation and closure at each of the former Action Auto facilities. These costs have been developed following an evaluation of project activities conducted to date, and based on anticipated activities necessary to satisfy the new Risk Based Corrective Action
(RBCA) site closure requirements of the Michigan Department Environmental Quality (MDEQ, formerly MDNR). Costs may differ as a result of changing conditions, additional information which may be collected, and changes in MDEQ regulations. Specifically, the MDEQ will be publishing revised Risk Based Screening Levels (RBSL's) in January that are anticipated to be less restrictive than current maximum contaminant levels. After the information becomes available, we will provide an update to this cost estimate.

These estimates may be subject to change in response to MDEQ regulations and directives or unforeseen site-specific circumstances. As always, these costs are based on the data gathered to date, the current regulatory climate, and remediation methods currently acceptable. Numerous factors were considered in the development of the cost estimates; these included the technical feasibility of the remediation alternatives, the economic feasibility of the remediation alternatives available, the regulatory status of each site; and the idiosyncracies of MDEQ personnel specific to each region. Costs of any potential third party claims can not be estimated, but are not anticipated based on the current condition sites.

A summary of the estimated costs is provided in the attached table. Under the new RBCA regulation, EnecoTech expects site closure with no remediation activities at stations #37 and #42. Since the date of our last cost estimate, site closure has been achieved at stations #11 and #22. The final invoice for #11 was issued several months ago, and you will receive the final invoice for #22 before the end of the year(for approximately $3,000). Please contact me at
(303) 861-8096, ext. 179 if you have any questions. EnecoTech appreciates the opportunity to be of service to you.


Sincerely,

ENECOTECH, INC.
/s/ Ann
Ann C. Eckman
Project Geoscientist

Attachment

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

          ---------------------------------------------------------
                              NOVEMBER 16, 1995


Facility            Site Status                   Cost      Closure Date
--------------------------------------------------------------------------------
#37 Midland         Limited onsite soil and       $10,000   Six months
                    ground water impact.
                    Remediation not anticipated.

#39 Grand Rapids    Onsite and offsite soil and   $358,985  Four years
                    ground water impact, free
                    phase hydrocarbons present
                    onsite.

#51 St. Johns       Limited onsite and offsite    $92,895   Two years
                    soil and ground water
                    impact.

#55 Battle Creek    Offsite and significant       $347,755  Four Years
                    onsite soil and ground
                    water impact.

#59 Imlay City      Limited onsite soil and       $85,540   Two years
                    ground water impact.

#42 Flushing        Limited onsite soil and       $10,000   Six moths
                    ground water impact.
                    Remediation not anticipated.

#58 Bad Axe         Limited soil and ground       $90,000   Two years
                    water impact.


[Logo]                                                     [Logo]
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